UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street , NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2024

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In September 2024, the Fed lowered interest rates for the first time since March 2020. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to investment parameters and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions

2	PIMCO INTERVAL FUNDS

and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold.

The Funds may invest in certain instruments that may reference the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. As a result of benchmark reforms, publication of all LIBOR settings ceased as of September 30, 2024 when the FCA ceased publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR. Although LIBOR is no longer published, and there are potential effects related to the transition away from LIBOR or the prior use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in

SEMIANNUAL REPORT	DECEMBER 31, 2024	3

Important Information About the Funds (Cont.)

the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by a Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that a Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including

4	PIMCO INTERVAL FUNDS

this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. The amendments will become effective November 17, 2025, and fund groups with $1 billion or more in assets will be required to comply with the amendments for reports filed on or after November 17, 2025.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the

Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments

SEMIANNUAL REPORT	DECEMBER 31, 2024	5

Important Information About the Funds (Cont.)

addressing fee and expense information in advertisements that might be materially misleading, which impact the Funds, were effective January 24, 2023.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more.

6	PIMCO INTERVAL FUNDS

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SEMIANNUAL REPORT	DECEMBER 31, 2024	7

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through December 31, 2024

(in thousands)
$20.0
10.0
0
03/22
08/23
12/24
INDEX
$10,752
INSTITUTIONAL CLASS
$10,386

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2024†§

Corporate Bonds & Notes	47.0%
Sovereign Issues	37.7%
Short-Term Instruments‡	7.9%
Loan Participations and Assignments	6.5%
U.S. Treasury Obligations	0.8%
Non-Agency Mortgage-Backed Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2024

	6 Months*	1 Year	Commencement of Operations (03/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	4.32%	10.15%	2.42%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	3.82%	5.73%	3.19%

*	Cummulative Returns

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is

8	PIMCO INTERVAL FUNDS

Institutional Class - EMFLX

calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 2.17% for Institutional Class. As of December 31, 2024, the Fund’s Total Effective Leverage(1) was 35.95%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Ecuadorian sovereign debt contributed to performance, as spreads tightened.

»	Security selection within Mexican quasi-sovereign and corporate debt contributed to performance, as select securities outperformed.
»	Overweight exposure to the Turkish lira contributed to performance, as the Turkish currency had positive carry.

»	Exposure to U.S. duration detracted from performance, as rates rose.

»	Tactical exposure within EM spreads detracted from performance, as spreads widened.

»	Overweight exposure to the Brazilian real detracted from performance, as the Brazilian currency weakened.

SEMIANNUAL REPORT	DECEMBER 31, 2024	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through December 31, 2024

(in thousands)
$20.0
10.0
0
02/17
12/20
12/24
INSTITUTIONAL CLASS
$15,465
INDEX
$14,236

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2024†§

Non-Agency Mortgage-Backed Securities	22.6%
Loan Participations and Assignments	21.8%
Asset-Backed Securities	17.7%
Corporate Bonds & Notes	16.1%
Short-Term Instruments‡	10.8%
Common Stocks	7.0%
U.S. Government Agencies	1.8%
Sovereign Issues	1.0%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2024

	6 Months*	1 Year	5 Years	Commencement of Operations (2/22/17)**
PIMCO Flexible Credit Income Fund Institutional Class	8.17%	15.16%	4.51%	5.76%
PIMCO Flexible Credit Income Fund A-1	7.89%	14.59%	4.09%	5.19%
PIMCO Flexible Credit Income Fund A-2	7.89%	14.59%	3.85%	5.08%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	5.76%	12.28%	3.43%	4.81%
PIMCO Flexible Credit Income Fund A-3	7.76%	14.30%	3.71%	4.85%
PIMCO Flexible Credit Income Fund A-4	7.76%	14.30%	3.71%	4.96%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	5.63%	12.00%	3.29%	4.55%
ICE BofA US High Yield Index	5.44%	8.20%	4.04%	4.65%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

* Cummulative Returns

** For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 6.61% for Institutional Class, 7.11% for Class A-1 shares, 7.11% for Class A-2 shares, 7.36% for Class A-3 shares and 7.36% for Class A-4 shares. As of December 31, 2024, the Fund’s Total Effective Leverage(1) was 35.00%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

SEMIANNUAL REPORT	DECEMBER 31, 2024	11

PIMCO Flexible Credit Income Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit, notably high yield and bank loans, contributed to performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to performance, as the asset class posted positive returns.

»	Exposure to residential real estate credit contributed to performance, as the sector posted positive returns.
»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging markets special situation investments, which include emerging market companies undergoing stress, distress, challenges or significant transition, detracted from performance, as select securities posted negative returns.

12	PIMCO INTERVAL FUNDS

Index Descriptions

Index*	Index Description

ICE BofA US High Yield Index	ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2024	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

07/01/2024 - 12/31/2024+	$8.41	$0.37	$(0.01)	$0.36	$(0.36)	$0.00	$(0.36)

06/30/2024	8.19	0.68	0.20	0.88	(0.66)	0.00	(0.66)

06/30/2023	8.39	0.60	(0.03)	0.57	(0.77)	0.00	(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

07/01/2024 - 12/31/2024+	$6.94	$0.38	$0.18	$0.56	$(0.42)	$0.00	$(0.42)

06/30/2024	6.81	0.73	0.16	0.89	(0.76)	0.00	(0.76)

06/30/2023	7.89	0.88	(0.85)	0.03	(1.11)	0.00	(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

Class A-1

07/01/2024 - 12/31/2024+	6.94	0.38	0.16	0.54	(0.40)	0.00	(0.40)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

07/01/2024 - 12/31/2024	6.94	0.37	0.17	0.54	(0.40)	0.00	(0.40)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

07/01/2024 - 12/31/2024+	6.94	0.36	0.17	0.53	(0.39)	0.00	(0.39)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.41	4.32%	$45,828	1.95	%*	2.30	%*	1.22	%*	1.57	%*	8.55	%*	13%

8.41	11.23	32,297	1.48		2.17		0.85		1.54		8.40		70

8.19	7.20	24,876	0.94		2.15		0.51		1.72		7.31		76

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$7.08	8.17%	$2,459,786	5.69	%*	5.69	%*	2.09	%*	2.09	%*	10.62	%*	8%

6.94	13.85	2,245,017	6.61		6.61		2.19		2.19		10.64		16

6.81	0.53	2,290,340	5.35		5.35		2.22		2.22		11.91		26

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

7.08	7.89	18	6.43	*(f)	6.43	*(f)	2.59	*(f)	2.59	*(f)	10.63	*	8

6.94	13.29	9,506	7.11		7.11		2.69		2.69		10.13		16

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39		26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

7.08	7.89	128,987	6.19	*	6.19	*	2.59	*	2.59	*	10.11	*	8

6.94	13.29	114,412	7.11		7.11		2.69		2.69		10.15		16

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49		26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

7.08	7.76	565,994	6.44	*	6.44	*	2.84	*	2.84	*	9.84	*	8

6.94	13.00	490,934	7.36		7.36		2.94		2.94		9.90		16

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46		26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

SEMIANNUAL REPORT	DECEMBER 31, 2024	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

07/01/2024 - 12/31/2024+	$6.94	$0.36	$0.17	$0.53	$(0.39)	$0.00	$(0.39)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.78	(0.81)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulation. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.08	7.76%	$37,586	6.44	%*	6.44	%*	2.84	%*	2.84	%*	9.86	%*	8%

6.94	13.00	29,128	7.36		7.36		2.94		2.94		9.93		16

6.81	(0.22)	26,774	5.41	(f)	5.41	(f)	2.97	(f)	2.97	(f)	10.11		26

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

SEMIANNUAL REPORT	DECEMBER 31, 2024	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$48,055
Investments in Affiliates	1,506

Financial Derivative Instruments
Exchange-traded or centrally cleared	11
Over the counter	512
Cash	310
Deposits with counterparty	1,639
Foreign currency, at value	192
Receivable for investments sold	840
Receivable for Fund shares sold	12
Interest and/or dividends receivable	903
Dividends receivable from Affiliates	4

Total Assets	53,984

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,358

Financial Derivative Instruments
Exchange-traded or centrally cleared	15
Over the counter	592
Payable for investments in Affiliates purchased	4
Distributions payable to common shareholders	122
Accrued management fees	60
Accrued reimbursement to PIMCO	2
Foreign capital gains tax payable	3

Total Liabilities	8,156

Commitments and Contingent Liabilities^

Net Assets	$45,828

Net Assets Consist of:

Par value^^	$0
Paid in capital in excess of par	50,066
Distributable earnings (accumulated loss)	(4,238)

Net Assets	$45,828

Net Assets:

Institutional Class	$45,828

Common Shares Outstanding:

Institutional Class	5,447

Net Asset Value Per Common Share(a):

Institutional Class	$8.41

Cost of investments in securities	$48,667
Cost of investments in Affiliates	$1,506
Cost of foreign currency held	$197
Cost or premiums of financial derivative instruments, net	$(297)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$4,274,072
Investments in Affiliates	723,505

Financial Derivative Instruments
Exchange-traded or centrally cleared	868
Over the counter	10,893
Cash	8,352
Deposits with counterparty	40,659
Foreign currency, at value	6,400
Receivable for investments sold	65,552
Receivable for Fund shares sold	39,060
Interest and/or dividends receivable	48,111
Dividends receivable from Affiliates	1,774
Other assets	2

Total Assets	5,219,248

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,710,042

Financial Derivative Instruments
Exchange-traded or centrally cleared	865
Over the counter	5,108
Payable for investments purchased	175,199
Payable for investments in Affiliates purchased	1,904
Payable for investments purchased on a delayed-delivery basis	18,457
Payable for unfunded loan commitments	77,499
Deposits from counterparty	17,382
Payable for Fund shares redeemed	67
Distributions payable to common shareholders	14,447
Accrued management fees	5,375
Accrued servicing fees	424
Foreign capital gains tax payable	28
Other liabilities	80

Total Liabilities	2,026,877

Commitments and Contingent Liabilities^

Net Assets	$3,192,371

Net Assets Consist of:

Par value^^	$5
Paid in capital in excess of par	4,116,328
Distributable earnings (accumulated loss)	(923,962)

Net Assets	$3,192,371

SEMIANNUAL REPORT	DECEMBER 31, 2024	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (Cont.)

Net Assets:

Institutional Class	$2,459,786
Class A-1	18
Class A-2	128,987
Class A-3	565,994
Class A-4	37,586

Common Shares Outstanding:

Institutional Class	347,596
Class A-1	2
Class A-2	18,227
Class A-3	79,977
Class A-4	5,311

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.08
Class A-1	7.08
Class A-2	7.08
Class A-3	7.08
Class A-4	7.08

Cost of investments in securities	$4,932,466
Cost of investments in Affiliates	$702,814
Cost of foreign currency held	$6,560
Cost or premiums of financial derivative instruments, net	$63,268

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Operations PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2024 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,168
Dividends from Investments in Affiliates	46
Miscellaneous income	32
Total Income	2,246

Expenses:

Management fees	318
Trustee fees and related expenses	3
Interest expense	157
Miscellaneous expense	15
Total Expenses	493
Waiver and/or Reimbursement by PIMCO	(75)
Net Expenses	418

Net Investment Income (Loss)	1,828

Net Realized Gain (Loss):

Investments in securities	(122)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(254)
Over the counter financial derivative instruments	323
Foreign currency	(70)

Net Realized Gain (Loss)	(122)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	71
Exchange-traded or centrally cleared financial derivative instruments	(421)
Over the counter financial derivative instruments	234
Foreign currency assets and liabilities	7

Net Change in Unrealized Appreciation (Depreciation)	(109)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,597

* Foreign tax withholdings	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2024	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2024 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$227,522
Dividends	7,279
Dividends from Investments in Affiliates	9,959
Miscellaneous income	4,052
Total Income	248,812

Expenses:

Management fees	31,933
Distribution and/or servicing fees - Class A-1	12
Distribution and/or servicing fees - Class A-2	310
Distribution and/or servicing fees - Class A-3	1,973
Distribution and/or servicing fees - Class A-4	125
Trustee fees and related expenses	158
Interest expense	55,421
Miscellaneous expense	106
Total Expenses	90,038

Net Investment Income (Loss)	158,774

Net Realized Gain (Loss):

Investments in securities	34,103
Investments in Affiliates	46
Exchange-traded or centrally cleared financial derivative instruments	18,228
Over the counter financial derivative instruments	28,967
Foreign currency	(963)

Net Realized Gain (Loss)	80,381

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,077
Investments in Affiliates	2,044
Exchange-traded or centrally cleared financial derivative instruments	(12,351)
Over the counter financial derivative instruments	(1,925)
Foreign currency assets and liabilities	5,226

Net Change in Unrealized Appreciation (Depreciation)	(5,929)

Net Increase (Decrease) in Net Assets Resulting from Operations	$233,226

* Foreign tax withholdings	$116

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2024 (Unaudited)	Year Ended June 30, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,828	$2,289
Net realized gain (loss)	(122)	(136)
Net change in unrealized appreciation (depreciation)	(109)	906

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	1,597	3,059

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,796)	(2,227)

Total Distributions to Common Shareholders(a)	(1,796)	(2,227)

Common Share Transactions*:

Receipts for shares sold	12,626	5,315
Issued as reinvestment of distributions	1,129	1,926
Cost of shares repurchased	(25)	(652)
Net increase (decrease) resulting from common share transactions	13,730	6,589

Total Increase (Decrease) in Net Assets	13,531	7,421

Net Assets:

Beginning of period	32,297	24,876
End of period	$45,828	$32,297

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2024	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2024 (Unaudited)	Year Ended June 30, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$158,774	$294,382
Net realized gain (loss)	80,381	(179,673)
Net change in unrealized appreciation (depreciation)	(5,929)	241,649

Net Increase (Decrease) in Net Assets Resulting from Operations	233,226	356,358

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(139,563)	(246,274)
Class A-1	(204)	(998)
Class A-2	(6,956)	(11,141)
Class A-3	(28,809)	(47,233)
Class A-4	(1,859)	(2,522)

Total Distributions to Common Shareholders(a)	(177,391)	(308,168)

Common Share Transactions*:

Receipts for shares sold	404,599	539,688
Issued as reinvestment of distributions	73,776	122,529
Cost of shares repurchased	(230,836)	(687,873)
Net increase (decrease) resulting from common share transactions	247,539	(25,656)

Total Increase (Decrease) in Net Assets	303,374	22,534

Net Assets:

Beginning of period	2,888,997	2,866,463
End of period	$3,192,371	$2,888,997

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2024 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,597

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(18,384)
Proceeds from sales of long-term securities	6,261
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,791)
(Increase) decrease in deposits with counterparty	(711)
(Increase) decrease in receivable for investments sold	(478)
(Increase) decrease in interest and/or dividends receivable	(103)
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(696)
Proceeds from (Payments on) over the counter financial derivative instruments	456
(Increase) decrease in reimbursement receivable from PIMCO	13
Increase (decrease) in payable for investments purchased	(581)
Increase (decrease) in payable for unfunded loan commitments	(582)
Increase (decrease) in accrued management fees	24
Proceeds from (Payments on) foreign currency transactions	(74)
Increase (decrease) in foreign capital gains tax payable	1
Net Realized (Gain) Loss
Investments in securities	122
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	254
Over the counter financial derivative instruments	(323)
Foreign currency	70
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(71)
Exchange-traded or centrally cleared financial derivative instruments	421
Over the counter financial derivative instruments	(234)
Foreign currency assets and liabilities	(7)
Net amortization (accretion) on investments	(475)
Net Cash Provided by (Used for) Operating Activities	(15,293)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	12,799
Payments on shares redeemed	(25)
Cash distributions paid*	(588)
Proceeds from reverse repurchase agreements	26,581
Payments on reverse repurchase agreements	(23,011)
Net Cash Received from (Used for) Financing Activities	15,756

Net Increase (Decrease) in Cash and Foreign Currency	463

Cash and Foreign Currency:

Beginning of period	39
End of period	$502
* Reinvestment of distributions	$1,129

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$200

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2024	25

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2024 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$233,226

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(590,784)
Proceeds from sales of long-term securities	621,867
(Purchases) Proceeds from sales of short-term portfolio investments, net	(151,234)
(Increase) decrease in deposits with counterparty	5,667
(Increase) decrease in receivable for investments sold	5,600
(Increase) decrease in interest and/or dividends receivable	1,397
(Increase) decrease in dividends receivable from Affiliates	(646)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	8,071
Proceeds from (Payments on) over the counter financial derivative instruments	28,994
Increase (decrease) in payable for investments purchased	34,110
Increase (decrease) in payable for unfunded loan commitments	32,208
Increase (decrease) in deposits from counterparty	(13,508)
Increase (decrease) in accrued management fees	723
Increase (decrease) in accrued servicing fees	84
Proceeds from (Payments on) foreign currency transactions	1,627
Increase (decrease) in foreign capital gains tax payable	(3)
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	(34,103)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	(18,228)
Over the counter financial derivative instruments	(28,967)
Foreign currency	963
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,077)
Investments in Affiliates	(2,044)
Exchange-traded or centrally cleared financial derivative instruments	12,351
Over the counter financial derivative instruments	1,925
Foreign currency assets and liabilities	(5,226)
Net amortization (accretion) on investments	(39,571)
Net Cash Provided by (Used for) Operating Activities	103,377

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	373,231
Payments on shares repurchased	(230,769)
Cash distributions paid*	(101,175)
Proceeds from reverse repurchase agreements	6,119,074
Payments on reverse repurchase agreements	(6,279,652)
Net Cash Received from (Used for) Financing Activities	(119,291)

Net Increase (Decrease) in Cash and Foreign Currency	(15,914)

Cash and Foreign Currency:

Beginning of period	30,666
End of period	$14,752
* Reinvestment of distributions	$73,776

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$61,528
Non-Cash Payment In-Kind	$18,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Unaudited)

December 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.0%

NMC Healthcare LLC
10.855% (EUR003M + 2.970%) due 03/25/2027 «~	AED	771	$211

Oi SA
TBD% due 12/30/2050 «		$714	8

Republic of Cote d’lvoire
5.562% (EUR003M + 5.750%) due 06/28/2025 «~	EUR	200	207
6.179% (TSFR3M + 3.500%) due 03/07/2025 «~		300	310

Republic of Kenya
9.849% (PRIME + 5.400%) due 05/12/2028 «~		$400	397
10.722% (EUR012M + 4.000%) due 06/29/2025 «~		150	149

Republic of Senegal
8.446% (EUR012M + 4.000%) due 12/22/2028 «~	EUR	600	593

Republic of Turkey
9.127% (TSFR3M + 3.500%) due 04/27/2031 «~		300	339

SOCAR Turkey Enerji AS
6.887% (EUR006M + 5.000%) due 08/11/2026 ~		300	310

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
10.376% (EUR006M + 5.500%) due 04/26/2028 «~		$389	387

Turkiye Vakiflar Bankasi TAO
6.481% (EUR003M + 5.750%) due 12/15/2028 «~	EUR	300	317

Total Loan Participations and Assignments (Cost $3,652)			3,228

CORPORATE BONDS & NOTES 50.8%

BANKING & FINANCE 18.4%

Abu Dhabi Developmental Holding Co. PJSC
5.250% due 10/02/2054		$200	184

Africa Finance Corp.
2.875% due 04/28/2028		200	183

Banco del Estado de Chile
7.950% due 05/02/2029 •(g)(h)		200	206

Banco do Brasil SA
8.500% due 07/29/2026	MXN	3,000	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOI Finance BV
7.500% due 02/16/2027	EUR	750	$758

CIMA Finance DAC
2.950% due 09/05/2029		$284	254

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043	PEN	1,900	524

Development Bank of Kazakhstan JSC
10.950% due 05/06/2026	KZT	128,000	233

Gabon Blue Bond Master Trust
6.097% due 08/01/2038		$600	585

Gaci First Investment Co.
5.375% due 01/29/2054		300	261

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		232	187

Ipoteka-Bank ATIB
5.500% due 11/19/2025		300	296

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		600	547

Muthoot Finance Ltd.
6.375% due 04/23/2029		400	398

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (d)(i)		800	542
0.000% due 04/05/2032		200	135

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 «(d)		437	372

SOCAR Turkey Enerji AS via Steas Funding 1 DAC
7.230% due 03/17/2026		700	699

Standard Chartered Bank
0.000% due 05/06/2025 «(d)	PKR	55,500	176
0.000% due 06/02/2025 «(d)		59,800	189
0.000% due 11/03/2025 «(d)		55,500	166
0.000% due 12/01/2025 «(d)		63,300	189

Trust Fibra Uno
6.390% due 01/15/2050 (i)		$700	547
6.950% due 01/30/2044		300	260

Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		200	204
21.000% due 07/24/2027	UZS	2,500,000	193

			8,428

INDUSTRIALS 21.9%

Adnoc Murban Rsc Ltd.
5.125% due 09/11/2054		$300	271

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061		200	145

Alfa Desarrollo SpA
4.550% due 09/27/2051		198	146

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		300	272

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antofagasta PLC
6.250% due 05/02/2034		$200	$203

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (d)		119	92

Charter Communications Operating LLC
3.850% due 04/01/2061		300	181

CSN Resources SA
4.625% due 06/10/2031		200	156

Ecopetrol SA
5.875% due 05/28/2045		500	345

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050 (i)		1,100	666

Empresa Nacional del Petroleo
5.950% due 07/30/2034		200	199

Fideicomiso PA Pacifico Tres
8.250% due 01/15/2035		602	600

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	400	389

Greensaif Pipelines Bidco SARL
5.853% due 02/23/2036		$200	198
6.103% due 08/23/2042		200	195

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032		200	203

KazMunayGas National Co. JSC
5.750% due 04/19/2047		600	519

Metalsa Sapi De Cv
3.750% due 05/04/2031		300	241

NAK Naftogaz Ukraine via Kondor Finance PLC
7.125% due 07/19/2026	EUR	116	94

OCP SA
5.125% due 06/23/2051		$800	605
7.500% due 05/02/2054		200	203

Petroleos de Venezuela SA
9.750% due 05/17/2035 ^(b)		600	68

Petroleos del Peru SA
5.625% due 06/19/2047		400	256

Petroleos Mexicanos
6.375% due 01/23/2045		600	402
6.950% due 01/28/2060 (i)		1,600	1,100

Saderea DAC
12.500% due 11/30/2026 ^(b)		558	315

Stillwater Mining Co.
4.000% due 11/16/2026		200	190
4.500% due 11/16/2029		200	168

TransJamaican Highway Ltd.
5.750% due 10/10/2036		176	165

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		410	398

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	14,500	833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

YPF SA
8.750% due 09/11/2031		$200	$207

			10,025

UTILITIES 10.5%

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		579	585

Engie Energia Chile SA
3.400% due 01/28/2030		200	177
6.375% due 04/17/2034		200	201

EP Infrastructure AS
1.816% due 03/02/2031	EUR	150	137

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$200	203

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		831	834

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		648	623

Niagara Energy SAC
5.746% due 10/03/2034		200	194

Peru LNG SRL
5.375% due 03/22/2030		183	169

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		300	209

Poinsettia Finance Ltd.
6.625% due 06/17/2031		709	633

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040		954	874

			4,839

Total Corporate Bonds & Notes (Cost $24,263)			23,292

U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Bonds
1.750% due 08/15/2041		600	389

Total U.S. Treasury Obligations (Cost $424)			389

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Stratton Mortgage Funding PLC
5.524% due 01/20/2054 •	GBP	44	55

Total Non-Agency Mortgage-Backed Securities (Cost $57)			55

SOVEREIGN ISSUES 40.7%

Angolan Government International Bond
8.750% due 04/14/2032		$200	177

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argentina Government International Bond
3.500% due 07/09/2041 þ(i)		$1,150	$721
4.125% due 07/09/2035 þ		500	333
5.000% due 01/09/2038 þ		400	280

Bank Gospodarstwa Krajowego
5.750% due 07/09/2034		200	199
6.250% due 07/09/2054		200	197

Benin Government International Bond
4.875% due 01/19/2032	EUR	100	94

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2025 (d)	BRL	300	49
0.000% due 10/01/2025 (d)		2,200	321

Cassa Depositi e Prestiti SpA
5.875% due 04/30/2029		$200	204

Colombia Government International Bond
3.000% due 01/30/2030		200	166
4.125% due 02/22/2042		200	127
4.500% due 03/15/2029		600	557
5.625% due 02/26/2044		300	222
7.500% due 02/02/2034		200	197
8.000% due 11/14/2035		600	605
8.375% due 11/07/2054		200	194

Dominican Republic International Bond
6.600% due 06/01/2036		200	199
11.250% due 09/15/2035	DOP	17,100	309
13.625% due 02/03/2033		11,800	236

Ecuador Government International Bond
5.500% due 07/31/2035 þ		$16	9
6.900% due 07/31/2030 þ		874	612

Egypt Government International Bond
7.625% due 05/29/2032		200	176
7.903% due 02/21/2048		300	221
8.750% due 09/30/2051		600	475

El Salvador Government International Bond
9.250% due 04/17/2030		200	212
9.650% due 11/21/2054		300	317

Emirate of Abu Dhabi Government International Bond
5.500% due 04/30/2054		200	197

Finance Department Government of Sharjah
4.000% due 07/28/2050		200	129
6.125% due 03/06/2036		300	293

Ghana Government International Bond (5.000% Cash and 3.350% PIK)
8.350% due 02/16/2027 (a)	GHS	4,092	208

Guatemala Government International Bond
6.050% due 08/06/2031		$200	196
6.550% due 02/06/2037		200	197
6.600% due 06/13/2036		200	198

Ivory Coast Government International Bond
7.625% due 01/30/2033		200	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lebanon Government International Bond
6.100% due 10/04/2049 ^		$100	$13
8.250% due 04/12/2049 ^		1,600	208

Mongolia Government International Bond
3.500% due 07/07/2027		300	280
8.650% due 01/19/2028		200	211

Nigeria Government International Bond
7.625% due 11/21/2025		200	199

Pakistan Government International Bond
7.375% due 04/08/2031		200	167
8.875% due 04/08/2051		200	156

Panama Government International Bond
3.870% due 07/23/2060		400	210
4.300% due 04/29/2053		400	235

Peru Government International Bond
5.375% due 02/08/2035		70	67
5.400% due 08/12/2034	PEN	400	97
5.875% due 08/08/2054		$70	67
6.150% due 08/12/2032	PEN	1,100	291
6.900% due 08/12/2037		1,200	319
6.950% due 08/12/2031		600	168
7.300% due 08/12/2033		1,300	365

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$500	477

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	700	588

Republic of Kenya Government International Bond
9.750% due 02/16/2031		$500	495

Romania Government International Bond
2.000% due 04/14/2033	EUR	700	552
5.250% due 05/30/2032		100	101
5.625% due 05/30/2037		100	99
6.375% due 09/18/2033		200	216

Senegal Government International Bond
6.750% due 03/13/2048		$200	136

Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	158
6.000% due 06/12/2034 (i)		$200	197
6.500% due 09/26/2033		200	206

South Africa Government International Bond
4.850% due 09/30/2029		200	187
7.100% due 11/19/2036		200	195
7.950% due 11/19/2054		200	192

Sri Lanka Government International Bond
3.100% due 01/15/2030 þ		41	34
3.350% due 03/15/2033 þ		81	62
3.600% due 06/15/2035 þ		55	40
3.600% due 05/15/2036 þ		38	29
3.600% due 02/15/2038 þ		76	58
4.000% due 04/15/2028		53	50

Tunisian Republic International Bond
5.750% due 01/30/2025		700	697
6.375% due 07/15/2026	EUR	300	295

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkey Government International Bond
5.750% due 05/11/2047		$450	$336

Ukraine Government International Bond
0.000% due 02/01/2030 þ(f)		18	10
0.000% due 02/01/2034 þ(f)		66	27
0.000% due 02/01/2035 þ(f)		56	33
0.000% due 08/01/2041 ~		250	193
1.750% due 02/01/2034 þ		65	37
1.750% due 02/01/2035 þ		113	63
1.750% due 02/01/2036 þ		145	79

Uruguay Government International Bond
5.250% due 09/10/2060		400	366

Uzbekneftegaz JSC
4.750% due 11/16/2028		300	264

Venezuela Government International Bond
9.250% due 09/15/2027 ^(b)		700	113

Total Sovereign Issues (Cost $17,861)			18,661

SHORT-TERM INSTRUMENTS 5.3%

NIGERIA TREASURY BILLS 4.2%
29.465% due 02/20/2025 - 12/09/2025 (c)(d)	NGN	3,471,551	1,921

U.S. TREASURY BILLS 1.1%
4.327% due 03/20/2025 (d)(e)(l)		$514	509

Total Short-Term Instruments (Cost $2,410)			2,430

Total Investments in Securities (Cost $48,667)			48,055

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short-Term Floating NAV Portfolio III	154,679	$1,506

Total Short-Term Instruments (Cost $1,506)		1,506

Total Investments in Affiliates (Cost $1,506)		1,506

Total Investments 108.1% (Cost $50,173)		$49,561

Financial Derivative Instruments (j)(k) (0.2)% (Cost or Premiums, net $(297))		(84)

Other Assets and Liabilities, net (7.9)%		(3,649)

Net Assets 100.0%		$45,828

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Security becomes interest bearing at a future date.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
MEI	4.600%	12/20/2024	01/31/2025			$(1,090)	$(1,092)
MYI	4.200	12/20/2024	TBD	(2)		(194)	(195)
	4.350	12/20/2024	TBD	(2)		(417)	(418)
	4.500	12/20/2024	TBD	(2)		(161)	(161)
SCX	3.100	12/18/2024	TBD	(2)	EUR	(448)	(465)
	4.540	12/20/2024	TBD	(2)		$(1,183)	(1,185)
	4.600	12/20/2024	TBD	(2)		(180)	(180)
	4.650	12/20/2024	TBD	(2)		(191)	(191)
	4.750	12/20/2024	TBD	(2)		(807)	(808)
SOG	3.050	12/18/2024	TBD	(2)	EUR	(473)	(490)
	4.620	12/20/2024	TBD	(2)		$(861)	(863)
	5.100	10/09/2024	01/09/2025			(711)	(719)
TDM	4.720	12/20/2024	TBD	(2)		(590)	(591)

Total Reverse Repurchase Agreements							$(7,358)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
MEI	$0	$(1,092)	$0	$(1,092)	$1,247	$155
MYI	0	(774)	0	(774)	857	83
SCX	0	(2,829)	0	(2,829)	3,075	246
SOG	0	(2,072)	0	(2,072)	2,156	84
TDM	0	(591)	0	(591)	632	41

Total Borrowings and Other Financing Transactions	$0	$(7,358)	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(719)	$(1,092)	$(2,609)	$(4,420)
Sovereign Issues	0	0	0	(2,938)	(2,938)

Total Borrowings	$0	$(719)	$(1,092)	$(5,547)	$(7,358)

Payable for reverse repurchase agreements					$(7,358)

(i)	Securities with an aggregate market value of $7,967 have been pledged as collateral under the terms of the above master agreements as of December 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2024 was $(6,057) at a weighted average interest rate of 4.950%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-42 5-Year Index	1.000%	Quarterly	12/20/2029	$9,200	$(250)	$(35)	$(285)	$0	$(3)
CDX.HY-43 5-Year Index	5.000	Quarterly	12/20/2029	1,700	125	9	134	2	0

					$(125)	$(26)	$(151)	$2	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	1,900	$49	$(61)	$(12)	$5	$0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2027		$300	(4)	2	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		5,000	(46)	(51)	(97)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2029		1,000	15	(28)	(13)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		100	(1)	(2)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2034		1,000	39	(66)	(27)	0	(2)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039		$270	$10	$(23)	$(13)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044		600	(3)	(31)	(34)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2044		100	5	(10)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		500	16	(59)	(43)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2054		300	11	(34)	(23)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2054		700	19	34	53	1	0
Pay(4)	3-Month AUD-BBR-BBSW	3.750	Semi-Annual	03/19/2030	AUD	1,400	3	(14)	(11)	2	0
Pay	3-Month COP-IBR Compounded-OIS	7.340	Quarterly	09/10/2029	COP	4,355,500	0	(52)	(52)	0	0
Receive(4)	3-Month EUR-EURIBOR	2.500	Annual	03/19/2030	EUR	600	(6)	(2)	(8)	0	(2)
Receive(4)	3-Month KRW-KORIBOR	3.000	Quarterly	03/19/2030	KRW	1,233,380	(7)	(5)	(12)	0	0
Pay	6-Month CZK-PRIBOR	3.580	Annual	10/25/2029	CZK	25,500	0	(5)	(5)	0	0
Receive	6-Month EUR-EURIBOR	2.287	Annual	11/25/2029	EUR	1,000	0	(1)	(1)	0	(2)
Pay	6-Month PLN-WIBOR	4.560	Annual	09/02/2029	PLN	6,300	11	(45)	(34)	1	0
Receive	28-Day MXN-TIIE	8.830	Lunar	12/29/2025	MXN	21,600	0	9	9	0	0
Pay	28-Day MXN-TIIE	8.885	Lunar	12/29/2025		49,200	0	(19)	(19)	0	(1)
Pay(4)	28-Day MXN-TIIE	8.885	Lunar	09/03/2029		49,200	0	(30)	(30)	0	0
Receive(4)	28-Day MXN-TIIE	8.830	Lunar	10/01/2029		21,600	0	15	15	0	0

							$111	$(478)	$(367)	$9	$(12)

Total Swap Agreements							$(14)	$(504)	$(518)	$11	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$11	$11	$0	$0	$(15)	$(15)

Cash of $1,639 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2025		CNH	165		$	23	$0	$0
	01/2025		DOP	6,386			105	1	0
	01/2025		EGP	663			13	0	0
	05/2025	$		31		EGP	1,659	0	0
CBK	01/2025		BRL	180		$	30	1	0
	01/2025		CNH	27			4	0	0
	01/2025		DOP	4,733			78	1	0
	01/2025		PEN	1,562			417	1	0
	01/2025		$	29		BRL	180	0	0
	01/2025			933		EGP	47,196	0	(9)
	01/2025			418		PEN	1,561	0	(2)
	02/2025		DOP	10,955		$	180	2	0
	02/2025		PEN	4,900			1,313	11	0
	02/2025	$		121		KZT	60,109	0	(7)
	02/2025			120		TRY	4,506	1	0
	04/2025		EGP	2,345	$		45	1	0
	04/2025		PEN	2,009			538	4	0
DUB	01/2025		AUD	65			42	2	0
	01/2025	$		1,105		TRY	39,601	0	0
GLM	01/2025		BRL	6,300	$		1,137	117	0
	01/2025		DOP	8,217			135	1	0
	01/2025		PLN	52			13	0	0
	01/2025	$		1,019		BRL	6,300	2	(1)
	01/2025			9		EGP	472	0	0
	01/2025			932		TRY	35,119	48	0
	02/2025		DOP	4,519	$		74	0	0
	02/2025	$		54		MXN	1,105	0	(2)
	03/2025		DOP	14,377	$		235	1	0
	03/2025	$		404		DOP	24,885	0	0
	03/2025			127		EGP	6,700	0	0
	04/2025			375		TRY	15,402	25	0
	06/2025			154			6,842	11	0
	10/2025		BRL	800	$		124	2	0
JPM	01/2025			2,481			401	0	(1)
	01/2025		CNH	1,126			156	2	0
	01/2025		EGP	5,924			116	0	0
	01/2025		PLN	33			8	0	0
	01/2025	$		407		BRL	2,481	0	(6)
	01/2025			140		EGP	7,047	0	(1)
	02/2025		BRL	1,187	$		194	3	0
	02/2025	$		113		BRL	701	0	(1)
	02/2025			27		EGP	1,453	1	0
	02/2025			37		KZT	18,335	0	(2)
	02/2025			1,055		TRY	39,756	19	0
	02/2025			94		UZS	1,257,250	2	0
	03/2025			116		EGP	6,629	11	0
	10/2025		BRL	1,400	$		216	4	0
	11/2025		PKR	59,200			200	0	(5)
MBC	01/2025		AED	743			202	0	0
	01/2025		CNH	284			39	0	0
	01/2025		EUR	5,018			5,287	87	0

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2025		PLN	55	$		13	$0	$0
	01/2025	$		32		CNH	231	0	0
	01/2025			25		EUR	24	0	0
	02/2025			31		EGP	1,602	0	0
	03/2025			11		ILS	38	0	0
	05/2025		CNH	433	$		60	0	0
MYI	01/2025		BRL	4,000			646	0	(2)
	01/2025	$		687		BRL	4,000	0	(40)
	01/2025			20		EGP	1,014	0	0
	02/2025			578		TRY	21,893	11	0
	10/2026			119		AZN	213	0	0
	10/2027			237			437	0	0
RBC	03/2025		MXN	6,004	$		293	9	0
SCX	01/2025		CNH	618			85	1	0
	01/2025		EGP	557			11	0	0
	01/2025		GBP	780			990	14	0
	01/2025	$		43		EGP	2,181	0	0
	05/2025		CNH	421	$		58	1	0
	05/2025		PKR	39,466			138	0	(2)
SOG	01/2025		EGP	2,631			52	1	0
	01/2025		PLN	71			18	0	0
	01/2025	$		67		EGP	3,381	0	(1)
	03/2025			307			16,187	2	0
	05/2025			28			1,496	0	0
UAG	01/2025		CZK	815	$		34	1	0
	01/2025		PLN	75			18	0	0
	05/2025	$		21		TRY	858	1	0
	08/2025			51			2,269	1	0
	11/2025			22			1,042	0	0

Total Forward Foreign Currency Contracts								$403	$(82)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus TRY	TRY	38.550	04/01/2025	1,908	$(41)	$(53)
	Call - OTC USD versus TRY		45.400	04/01/2025	1,908	(27)	(13)
	Put - OTC USD versus TRY		40.700	06/27/2025	808	(24)	(25)
	Call - OTC USD versus TRY		51.100	06/27/2025	808	(17)	(12)
UAG	Put - OTC USD versus TRY		36.600	01/31/2025	373	(6)	(6)
	Call - OTC USD versus TRY		44.150	01/31/2025	373	(6)	0
	Put - OTC USD versus TRY		37.700	02/04/2025	373	(9)	(15)
	Call - OTC USD versus TRY		45.370	02/04/2025	373	(9)	0
	Put - OTC USD versus TRY		38.400	03/12/2025	2,300	(35)	(79)
	Call - OTC USD versus TRY		45.450	03/12/2025	1,100	(27)	(5)
	Put - OTC USD versus TRY		37.700	05/07/2025	117	(3)	(1)
	Call - OTC USD versus TRY		45.900	05/07/2025	117	(2)	(2)
	Put - OTC USD versus TRY		39.750	08/11/2025	110	(3)	(2)
	Call - OTC USD versus TRY		51.750	08/11/2025	110	(2)	(2)
	Put - OTC USD versus TRY		40.575	08/19/2025	167	(6)	(3)
	Call - OTC USD versus TRY		52.725	08/19/2025	167	(4)	(4)
	Put - OTC USD versus TRY		41.600	11/12/2025	130	(5)	(2)
	Call - OTC USD versus TRY		56.900	11/12/2025	130	(4)	(4)

Total Written Options						$(230)	$(228)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	35

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2024(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2029	1.972%	$1,100	$33	$9	$42	$0
GST	Colombia Government International Bond	(1.000)	Quarterly	06/20/2029	1.961	600	28	(6)	22	0
	Saudi Arabia Government International Bond	(1.000)	Quarterly	12/20/2033	0.946	700	(2)	(1)	0	(3)
JPM	Saudi Arabia Government International Bond	(1.000)	Quarterly	06/20/2029	0.605	200	(3)	0	0	(3)
	Saudi Arabia Government International Bond	(1.000)	Quarterly	12/20/2034	0.992	500	(2)	1	0	(1)

							$54	$3	$64	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2024(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	Israel Government International Bond	1.000%	Quarterly	12/20/2025	0.603%	$300	$0	$1	$1	$0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2029	0.647	1,100	17	1	18	0
JPM	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2029	0.647	1,080	19	(1)	18	0
	State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	2.285	200	2	6	8	0
MYC	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.216	80	0	0	0	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2029	1.730	100	(3)	0	0	(3)
	Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.224	1,500	(148)	84	0	(64)

							$(113)	$91	$45	$(67)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive(7)	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(214)	$0	$(208)

Total Swap Agreements									$(53)	$(120)	$109	$(282)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1	$0	$42	$43	$0	$0	$0	$0	$43	$0	$43
CBK	22	0	0	22	(18)	0	0	(18)	4	0	4
DUB	2	0	0	2	0	0	0	0	2	0	2
GLM	207	0	0	207	(3)	(103)	0	(106)	101	0	101
GST	0	0	41	41	0	0	(3)	(3)	38	0	38
JPM	42	0	26	68	(16)	0	(4)	(20)	48	0	48
MBC	87	0	0	87	0	0	0	0	87	0	87
MYC	0	0	0	0	0	0	(275)	(275)	(275)	196	(79)
MYI	11	0	0	11	(42)	0	0	(42)	(31)	0	(31)
RBC	9	0	0	9	0	0	0	0	9	0	9
SCX	16	0	0	16	(2)	0	0	(2)	14	0	14
SOG	3	0	0	3	(1)	0	0	(1)	2	0	2
UAG	3	0	0	3	0	(125)	0	(125)	(122)	0	(122)

Total Over the Counter	$403	$0	$109	$512	$(82)	$(228)	$(282)	$(592)

(l)

Securities with an aggregate market value of $196 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	37

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$9	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$403	$0	$403
Swap Agreements	0	109	0	0	0	109

	$0	$109	$0	$403	$0	$512

	$0	$111	$0	$403	$9	$523

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$12	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82	$0	$82
Written Options	0	0	0	228	0	228
Swap Agreements	0	74	208	0	0	282

	$0	$74	$208	$310	$0	$592

	$0	$77	$208	$310	$12	$607

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	(200)	0	0	(142)	(342)

	$0	$(200)	$0	$0	$(54)	$(254)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$275	$0	$275
Swap Agreements	0	48	0	0	0	48

	$0	$48	$0	$275	$0	$323

	$0	$(152)	$0	$275	$(54)	$69

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(13)	$(13)
Swap Agreements	0	(5)	0	0	(403)	(408)

	$0	$(5)	$0	$0	$(416)	$(421)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$234	$0	$234
Written Options	0	0	0	2	0	2
Swap Agreements	0	3	(5)	0	0	(2)

	$0	$3	$(5)	$236	$0	$234

	$0	$(2)	$(5)	$236	$(416)	$(187)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$310	$2,918	$3,228
Corporate Bonds & Notes
Banking & Finance	0	7,336	1,092	8,428
Industrials	0	10,025	0	10,025
Utilities	0	4,839	0	4,839
U.S. Treasury Obligations	0	389	0	389
Non-Agency Mortgage-Backed Securities	0	55	0	55
Sovereign Issues	0	18,661	0	18,661
Short-Term Instruments
Nigeria Treasury Bills	0	1,921	0	1,921
U.S. Treasury Bills	0	509	0	509

	$0	$44,045	$4,010	$48,055

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,506	$0	$0	$1,506

Total Investments	$1,506	$44,045	$4,010	$49,561

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	11	0	11
Over the counter	0	512	0	512

	$0	$523	$0	$523

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(15)	0	(15)
Over the counter	0	(384)	(208)	(592)

	$0	$(399)	$(208)	$(607)

Total Financial Derivative Instruments	$0	$124	$(208)	$(84)

Totals	$1,506	$44,169	$3,802	$49,477

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	39

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

(Unaudited)

December 31, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2024:

Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2024(2)
Investments in Securities, at Value
Loan Participations and Assignments	$3,278	$1,252	$(1,478)	$(6)	$(3)	$(125)	$0	$0	$2,918	$(416)
Corporate Bonds & Notes
Banking & Finance	408	710	(59)	28	9	(4)	0	0	1,092	(6)

	$3,686	$1,962	$(1,537)	$22	$6	$(129)	$0	$0	$4,010	$(422)

Financial Derivative Instruments - Liabilities
Over the counter	$(203)	$0	$0	$0	$0	$(5)	$0	$0	$(208)	$(5)

Totals	$3,483	$1,962	$(1,537)	$22	$6	$(134)	$0	$0	$3,802	$(427)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$398	Recent Transaction	Purchase Price	99.375	—
	2,302	Discounted Cash Flow	Discount Rate	5.144-15.533	9.961
	7	Other Valuation Techniques(3)	—	—	—
	211	Third Party Vendor	Broker Quote	100.312	—
Corporate Bonds & Notes
Banking & Finance	342	Other Valuation Techniques(3)	—	—	—
	372	Discounted Cash Flow	Discount Rate	3.310	—
	378	Reference Instrument	Discount Factor	8.000	—

Financial Derivative Instruments - Liabilities
Over the counter	(208)	Indicative Market Quotation	Broker Quote	(37.894)	—

Total	$3,802

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Unaudited)

December 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.1%

AI Silk Midco Ltd.
8.101% (EUR006M + 4.750%) due 03/04/2031 ~	EUR	1,700	$1,759

Aligned Data Centers International LP
8.447% (TSFR3M + 3.500%) due 05/16/2028 «~		$15,700	15,639

Altice France SA
8.679% (EUR003M + 0.055%) due 08/15/2028 ~	EUR	199	169
8.682% (US0003M + 4.000%) due 08/14/2026 ~		$4,289	3,496
10.147% due 08/15/2028 ~		8,939	7,202

Applegreen Ireland
7.363% (EUR003M + 2.970%) due 06/29/2026 «~	EUR	14,608	14,821
8.700% due 06/29/2026 «	GBP	4,744	5,821

CIRCOR International, Inc.
TBD% due 06/20/2029 «µ		$734	753

Clover Holdings 2 LLC
TBD% due 11/01/2029 ~µ		3,583	3,578
8.428% due 11/01/2031 ~		26,900	27,236

Comexposium
4.414% (EUR003M + 2.970%) due 03/28/2025 «~	EUR	5,911	7,133
4.969% (EUR012M + 4.000%) due 03/28/2026 «~		66,993	80,845

CoreWeave Compute Acquisition Co. LLC
TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		$42,300	42,414
14.213% due 06/30/2028 «~		12,687	13,398

Databricks, Inc.
TBD% due 12/20/2030 «µ		1,649	1,641
TBD% due 12/20/2030 «		7,451	7,414

Diamond Sports Group LLC
TBD% due 05/25/2026 «~		7,576	1,168

Endure Digital, Inc.
8.138% due 02/10/2028 «~		25,534	20,938

Envision Healthcare Corp.
11.382% due 07/20/2026 «~		6,123	6,123
12.507% due 11/03/2028 ~		64,982	65,957
12.697% due 12/30/2027 ~		15,500	15,732

Espai Barca Fondo De Titulizacion
TBD% (EUR006M + 0.000%) due 06/30/2028 «~	EUR	13,494	16,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forward Air Corp.
9.085% due 12/19/2030 ~		$5,800	$5,831

Galaxy U.S. Opco, Inc.
9.335% due 04/29/2029 ~		4,364	3,900

Gateway Casinos & Entertainment Ltd.
TBD% due 12/18/2030		40,195	40,880

GIP II Blue Holding LP
8.107% due 09/29/2028 ~		2	2

Harp Finco Ltd.
TBD% due 01/30/2032 «µ	GBP	10,135	12,434

Hudson’s Bay Co.
TBD% due 04/03/2026		$4,666	4,666

iHeartCommunications, Inc.
7.721% due 05/01/2026 ~		5,040	4,501

Ivanti Software, Inc.
9.121% due 12/01/2027 ~		23,769	19,491

J&J Ventures Gaming LLC
9.471% due 04/26/2028 «~		14,370	14,496

Lealand Finance Co. BV
7.471% due 06/30/2027 ~		171	87
8.472% due 12/31/2027 ~		2,667	1,073

LifeMiles Ltd.
10.026% due 08/30/2026 ~		1,206	1,208

M BB Grove LLC
TBD% due 04/07/2027 «~µ(j)		54,530	54,269

Merrill Lynch Mortgage Investors Trust
TBD% due 06/01/2049 «		3,063	2,891

Obol France 3 SAS
8.058% (TSFR3M + 4.750%) due 12/31/2028 ~	EUR	7,945	7,948

Ocs Group Holdings Ltd.
TBD% due 11/27/2031 «~	GBP	25,200	31,292

Poseidon Bidco SASU
7.683% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	31,960	21,620

Project Quasar Pledgco SLU
6.137% (EUR001M + 3.250%) due 03/15/2026 «~		10,000	9,703

Promotora de Informaciones SA
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		75,509	77,434

Promotora de Informaciones SA (5.000% PIK)
5.000% (EUR003M + 2.970%) due 06/30/2027 ~(c)		2,907	2,866

PURIS LLC
9.075% (TSFR3M + 4.750%) due 06/30/2031 «~		$6,903	6,934

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quantum Bidco Ltd.
10.727% due 01/31/2028 ~	GBP	6,000	$7,502

SCUR-Alpha 1503 GmbH
8.556% (EUR003M + 0.055%) due 03/29/2030 ~	EUR	2,500	2,556
10.085% due 03/29/2030 ~		$15,919	15,222

Softbank Vision Fund II
6.000% due 12/23/2025 «~		24,909	24,590

Steenbok Lux Finco 2 SARL
8.077% (EUR006M + 5.500%) due 06/30/2026 ~	EUR	11,980	12,427
10.000% due 06/30/2026		48,733	9,099
10.000% due 06/30/2026 ~		120,245	39,841

Subcalidora 2 SARL
8.433% (EUR003M + 5.750%) due 08/14/2029 «~		27,536	28,594

Sunseeker
5.550% due 10/31/2028 «		$9,153	8,977

Syniverse Holdings, Inc.
11.329% due 05/13/2027 ~		60,375	60,633

Team Health Holdings, Inc.
9.835% due 03/02/2027 ~		2,807	2,722

Thames Water Utilities Ltd.
TBD% due 11/30/2025 «~µ	GBP	10,700	10,649

The Stepstone Group MidCo 2 GMBH
TBD% due 12/04/2031 ~	EUR	31,900	32,723
TBD% due 12/04/2031 ~		$6,000	5,940

U.S. Renal Care, Inc.
9.471% due 06/20/2028 ~		77,206	72,513

Unicorn Bay
13.000% due 12/31/2026 «	HKD	233,679	30,115

Vantive Health LLC
TBD% due 07/23/2029 «µ		$1,161	1,144
TBD% due 07/23/2031 «		6,439	6,337

Veritas U.S., Inc.
TBD% due 12/18/2027		1,054	1,061
TBD% due 12/09/2029		2,365	2,358

Walgreens Auburn
5.890% due 03/01/2025 «		189	189

Walgreens Magnolia
6.000% due 03/06/2030 «		491	475

Wesco Aircraft Holdings, Inc.
13.153% (TSFR1M + 8.600%) due 02/01/2025 «~		27,600	29,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Coal Co.
8.000% due 03/15/2029		$2,775	$1,735

Total Loan Participations and Assignments (Cost $1,155,232)			1,090,128

CORPORATE BONDS & NOTES 25.2%

BANKING & FINANCE 5.2%

Adler Financing SARL
12.500% due 12/31/2028	EUR	26,984	28,908

ADLER Real Estate GmbH
3.000% due 04/27/2026		9,400	9,324

Alamo Re Ltd.
12.034% (T-BILL 1MO + 7.750%) due 06/07/2027 ~		$950	992
15.534% (T-BILL 1MO + 11.250%) due 06/08/2026 ~		450	477

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		5,800	5,885

Armor RE Ltd.
12.784% (T-BILL 3MO + 8.500%) due 01/07/2032 ~		500	500
14.534% (T-BILL 3MO + 10.250%) due 05/07/2031 ~		300	314

Bayou Re Ltd.
22.784% (T-BILL 1MO + 18.500%) due 04/30/2031 ~		400	458

Bonanza RE Ltd.
4.284% (T-BILL 3MO) due 01/08/2026 ~		350	280

Cape Lookout Re Ltd.
12.314% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		3,600	3,747

Charles River Re Ltd.
11.064% due 05/10/2031 •		250	257

Claveau Re Ltd.
21.564% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		2,646	2,354

Corestate Capital Holding SA (10.000% Cash or 11.000% PIK)
10.000% due 12/31/2026 (c)	EUR	349	326

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 (c)	EUR	1,322	$554

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030 ^(d)		$300	31
6.150% due 09/17/2025 ^(d)		1,000	105

Credit Suisse AG AT1 Claim		200	25

East Lane Re Ltd.
13.534% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		500	502

Everglades Re Ltd.
14.814% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	521
15.814% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	520
17.064% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	518

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		12,400	11,678

Hestia Re Ltd.
14.364% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		3,520	3,193

Integrity Re Ltd.
21.284% (T-BILL 1MO + 17.000%) due 06/08/2026 ~		1,750	1,891
27.284% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		1,750	1,610

Long Walk Reinsurance Ltd.
14.034% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		3,500	3,562

Longleaf Pine Re Ltd.
21.784% (T-BILL 1MO + 17.500%) due 05/27/2031 ~		570	637

Navient Corp.
5.625% due 01/25/2025		139	139

Orange Capital RE DAC
3.532% (EUR003M + 0.500%) due 01/17/2029 ~	EUR	300	312

Palm RE Ltd.
13.814% (T-BILL 1MO + 9.500%) due 06/09/2031 ~		$250	262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (g)(k)		$8,059	$5,460

Polestar Re Ltd.
14.784% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		1,300	1,352
17.564% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		3,500	3,647

Purple Re Ltd.
13.284% (T-BILL 1MO + 9.000%) due 06/06/2031 ~		600	624

Quercus Re DAC
11.056% (EUR003M + 8.000%) due 01/06/2031 ~	EUR	450	475

Sabine Re Ltd.
12.534% (T-BILL 1MO + 8.250%) due 04/07/2031 ~		$400	414

Sanders Re Ltd.
17.284% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		6,399	6,282

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)		12	2

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)		12	1

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)		23	3

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)		35	4

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)		35	4

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)		17	2

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	40,173	14,168

Torrey Pines Re Ltd.
10.284% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		$800	840
11.534% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		500	517

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
13.284% (T-BILL 1MO + 9.000%) due 06/05/2031 ~		$600	$626

Uniti Group LP
6.000% due 01/15/2030 (k)		31,176	27,414
10.500% due 02/15/2028 (k)		10,215	10,903

Ursa Re Ltd.
13.564% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		4,200	4,453

Veraison Re Ltd.
16.816% (T-BILL 1MO + 12.532%) due 03/10/2031 ~		3,100	3,334

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		10,025	0

Windmill Re DAC
8.488% (EUR003M + 5.250%) due 07/05/2028 ~	EUR	250	260

Winston RE Ltd.
14.564% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		$450	474
16.064% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		2,800	2,892

Yosemite Re Ltd.
14.879% (T-BILL 3MO + 10.595%) due 06/06/2025 ~		3,730	3,834

			167,867

INDUSTRIALS 16.7%

Altice France Holding SA
8.000% due 05/15/2027	EUR	13,000	3,649
10.500% due 05/15/2027		$33,700	9,984

Altice France SA
5.125% due 01/15/2029		550	417
5.125% due 07/15/2029		12,631	9,473
5.500% due 01/15/2028		5,300	3,928
5.500% due 10/15/2029 (k)		5,848	4,410
8.125% due 02/01/2027		3,000	2,435

Carvana Co. (11.000% Cash or 13.000% PIK)
11.000% due 06/01/2030 (c)		6,383	6,699

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)(k)		5,346	6,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026		$41,888	$38,153
5.750% due 12/01/2028		41,580	35,629

Ecopetrol SA
8.375% due 01/19/2036 (k)		1,030	994
8.875% due 01/13/2033 (k)		2,000	2,040

Exela Intermediate LLC (5.750% Cash and 5.750% PIK)
11.500% due 04/15/2026 (c)		9	2

Flora Food Management BV
6.875% due 07/02/2029	EUR	5,500	5,957

GN Bondco LLC
9.500% due 10/15/2031 (k)		$15,920	16,782

Greene King Finance PLC
6.926% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	199

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		$47,998	44,392

JetBlue Airways Corp.
9.875% due 09/20/2031 (k)		27,593	29,346

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	3,700	3,756

National Collegiate Student Loan Trust
4.854% due 06/01/2045		$50	41

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		16,530	10,083
11.750% due 10/15/2028 «		4,500	3,960

NPC Ukrenergo
6.875% due 11/09/2028		1,800	1,233

Petroleos de Venezuela SA
5.375% due 04/12/2027		440	48
6.000% due 11/15/2026 ^(d)		430	45
6.000% due 05/16/2034 ^(d)		650	68

Prime Healthcare Services, Inc.
9.375% due 09/01/2029 (k)		7,100	6,915

ProFrac Holdings LLC
11.555% (TSFR3M + 7.250%) due 01/23/2029 ~(k)		12,867	13,317

Rivian Holdings LLC
10.502% due 10/15/2026 •(k)		15,600	15,713

Thames Water Utilities Finance PLC
0.875% due 01/31/2028	EUR	1,400	1,073
1.250% due 01/31/2032		100	77
1.604% due 12/23/2027		$600	429
2.375% due 04/22/2040	GBP	200	184
2.625% due 01/24/2032		400	373
3.500% due 02/25/2028		400	383
4.000% due 04/18/2027	EUR	800	636
4.375% due 01/18/2031		1,400	1,117

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 07/03/2034	GBP	1,000	$968
4.625% due 06/04/2046		1,000	971
5.125% due 09/28/2037		400	395
5.500% due 02/11/2041		1,800	1,776
7.125% due 04/30/2031		400	409
7.750% due 04/30/2044		284	298
9.750% due 04/30/2028 «		5,787	6,774

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)(k)		$65,586	19,348

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,992	1,863

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (k)		21,341	18,300

Vale SA
0.000% due 12/29/2049 ~(i)	BRL	313,730	18,015

Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$12,119	13,402
9.875% due 02/01/2032 (k)		7,070	7,762

Viridien
7.750% due 04/01/2027	EUR	5,500	5,698
8.750% due 04/01/2027 (k)		$19,393	19,088

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(c)(d)		112,600	92,990

Woolworths Holdings Ltd.
9.750% due 05/01/2026 «		37,185	37,259

Yinson Boronia Production BV
8.947% due 07/31/2042 (k)		5,600	5,849
8.947% due 07/31/2042		1,100	1,149

			532,384

UTILITIES 3.3%

NGD Holdings BV
6.750% due 12/31/2026		1,054	833

Oi SA (10.000% Cash or 7.500% Cash and 6.000% PIK)
10.000% due 06/30/2027 (c)(k)		59,678	53,762

Oi SA (8.500% PIK)
8.500% due 12/31/2028 (c)		129,039	14,356

Peru LNG SRL
5.375% due 03/22/2030		31,417	28,974

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yinson Production Financial Services Pte. Ltd.
9.625% due 05/03/2029		$7,300	$7,553

			105,478

Total Corporate Bonds & Notes (Cost $972,435)			805,729

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.6%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 (c)	EUR	783	328

PennyMac Corp.
5.500% due 03/15/2026 (k)		$18,075	17,804

			18,132

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		3,300	2,764

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)		10,600	7,155

			9,919

Total Convertible Bonds & Notes (Cost $32,950)			28,051

MUNICIPAL BONDS & NOTES 0.6%

MICHIGAN 0.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		7,200	5,571

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (g)		43,500	5,795

			11,366

PUERTO RICO 0.2%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2051 (k)		11,923	7,407

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	$1,200	$112

Total Municipal Bonds & Notes (Cost $17,481)		18,885

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
0.000% due 02/25/2052 •(a)	188,275	462
1.500% due 02/25/2036 (a)(k)	9,279	410
4.000% due 09/25/2051 (a)(k)	22,618	4,922

Freddie Mac
0.700% due 11/25/2055 ~(a)(k)	61,314	3,686
1.938% due 08/15/2026 •(a)	276	6
2.010% due 11/25/2045 ~(a)	24,637	1,296
3.000% due 02/25/2051 (a)(k)	7,164	1,245
3.104% due 10/25/2058 ~	3,200	1,289
3.161% due 05/25/2057 ~(k)	35,077	13,965
3.969% due 11/25/2059 ~(k)	20,537	8,992
4.248% due 05/25/2064 ~	7,200	3,337
4.500% due 12/25/2050 (a)(k)	3,449	867
5.000% due 04/25/2062 ~(k)	6,500	5,568
10.069% due 01/25/2034 •(k)	14,300	16,610
10.819% due 09/25/2041 •(k)	3,700	3,888
12.069% due 10/25/2041 •(k)	20,205	21,764
13.069% due 02/25/2042 •(k)	1,600	1,765

Total U.S. Government Agencies (Cost $97,847)		90,072

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.4%

1211 Avenue of the Americas Trust
4.142% due 08/10/2035 ~(k)	3,000	2,949

225 Liberty Street Trust
3.597% due 02/10/2036 (k)	3,500	3,321
4.649% due 02/10/2036 ~(k)	7,616	6,212

280 Park Avenue Mortgage Trust
6.902% due 09/15/2034 •(k)	9,645	9,109
7.610% due 09/15/2034 •(k)	7,233	6,777

Adjustable Rate Mortgage Trust
4.993% due 02/25/2036 •	31	19
5.453% due 10/25/2035 •(k)	1,605	1,436
5.473% due 11/25/2035 •(k)	1,549	1,582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.603% due 01/25/2035 •(k)		$1,802	$1,645
6.253% due 02/25/2035 •(k)		1,314	1,255

Alba PLC
0.000% due 12/15/2038 (g)	GBP	0	111
9.846% due 12/15/2038 •		3,491	2,906

Anthracite Ltd.
5.678% due 06/20/2041		$6,135	0

Arima Mortgages PLC
0.000% due 07/28/2053 (b)(g)	GBP	25,052	30,148
0.010% due 07/28/2053 (a)		9,500	261

Ashford Hospitality Trust
7.445% due 06/15/2035 •(k)		$7,750	7,668
7.670% due 04/15/2035 •(k)		15,356	15,243

Atrium Hotel Portfolio Trust
7.745% due 12/15/2036 •(k)		20,936	19,722

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (k)		11,620	9,715
3.606% due 08/14/2034 ~(k)		6,216	1,690
6.907% due 03/15/2037 •(k)		4,600	4,565
8.262% due 09/15/2038 •(k)		24,820	20,514

BAMLL Re-REMIC Trust
5.882% due 06/17/2050 ~(k)		3,000	692

Banc of America Funding Trust
1.075% due 10/25/2036 •(k)		18,038	6,794
3.792% due 08/25/2047 ~(k)		1,249	1,033
4.007% due 02/27/2037 ~(k)		2,893	2,782
6.000% due 07/25/2036 (k)		485	355

Banc of America Mortgage Trust
5.750% due 07/20/2032 ~		17	16
6.768% due 06/25/2034 ~		118	97

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(k)		6,000	3,938
8.245% due 07/15/2037 •(k)		5,300	4,464

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(k)		15,960	10,682

BCAP LLC Trust
2.842% due 05/26/2037 ~		2,246	2,062
3.750% due 08/28/2037 ~(k)		11,021	7,214
6.000% due 05/26/2037 ~(k)		6,143	4,861
6.500% due 06/26/2037 ~		1,959	463

Bear Stearns ALT-A Trust
5.850% due 06/25/2034 ~		93	33

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		22	21

Beast Mortgage Trust
5.562% due 03/15/2036 •		6,700	5,973
8.962% due 03/15/2036 •(k)		3,125	1,568

Benchmark Mortgage Trust
3.294% due 12/15/2062 ~		1,300	68

Beneria Cowen & Pritzer Collateral Funding Corp.
5.311% due 06/15/2038 •(k)		800	744

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.150% due 06/15/2038 •(k)		$4,900	$1,506
9.146% due 06/15/2038 •(k)		7,000	1,372

BFLD Trust
7.462% due 10/15/2035 •		950	21
8.212% due 10/15/2035 •(k)		7,000	95
8.712% due 10/15/2035 •		5,130	26

BMO Mortgage Trust
3.269% due 02/17/2055 ~(k)		12,569	10,460

Bridgegate Funding PLC
0.000% due 10/16/2062 ~	GBP	38,845	33,056
0.000% due 10/16/2062 (g)		3,705	0
10.816% due 10/16/2062 ~		15,333	19,103
13.807% due 10/16/2062 •		7,667	10,965

BWAY Mortgage Trust
8.362% due 09/15/2036 •(k)		$7,654	5,070
9.362% due 09/15/2036 •(k)		6,611	3,779
10.362% due 09/15/2036 •(k)		3,000	1,410

BX Trust
6.464% due 05/15/2038 •(k)		3,430	3,423
7.115% due 05/15/2035 •(k)		1,400	1,401
7.437% due 01/17/2039 •(k)		10,250	9,810
7.615% due 05/15/2035 •(k)		5,345	5,346

CALI Mortgage Trust
3.957% due 03/10/2039 (k)		5,235	4,708

CD Mortgage Trust
5.688% due 10/15/2048		219	201

Century Plaza Towers
2.865% due 11/13/2039 (k)		11,305	9,922

Chase Mortgage Finance Trust
4.687% due 03/25/2037 ~		36	33

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.823% due 01/25/2036 •(k)		3,160	2,273

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(k)		8,200	7,546
3.790% due 12/15/2072 ~		2,800	426
5.410% due 12/10/2049 ~		66	27
8.212% due 10/15/2036 •(k)		13,140	12,745

Citigroup Mortgage Loan Trust
4.250% due 02/25/2054 (k)		13,555	12,615
4.803% due 11/25/2036 •(k)		3,777	2,944
5.679% due 11/25/2036 ~		458	306
6.000% due 08/25/2035 (k)		3,043	2,440
6.816% due 08/25/2035 ~(k)		2,692	2,478

Colony Mortgage Capital Ltd.
6.872% due 11/15/2038 •		1,600	1,492
7.568% due 11/15/2038 •(k)		10,750	9,421
8.264% due 11/15/2038 •(k)		12,700	10,872

COLT Mortgage Loan Trust Pass-Through Certificates
2.695% due 05/25/2065 ~(k)		1,156	873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
1.213% due 10/10/2048 ~(a)(k)	$28,636	$202
2.819% due 01/10/2039 (k)	1,500	1,379
5.473% due 06/10/2044 ~(k)	1,411	1,287
10.512% due 12/15/2038 •(k)	5,260	4,137

Connecticut Avenue Securities Trust
10.569% due 10/25/2041 •(k)	23,685	24,918
10.569% due 12/25/2041 •	900	949

Countrywide Alternative Loan Trust
4.833% due 07/25/2046 •(k)	939	955
4.873% due 05/25/2047 •(k)	2,830	1,813
4.933% due 12/25/2046 •	185	113
5.265% due 12/20/2035 •	324	95
8.300% due 02/25/2035 ~	174	117

Countrywide Home Loan Mortgage Pass-Through Trust
5.153% due 05/25/2035 •(k)	4,122	2,937
5.443% due 09/20/2036 ~	64	56

Credit Suisse Commercial Mortgage Trust
5.551% due 01/15/2049 ~(k)	11,070	6,164
5.578% due 06/15/2034 •(k)	4,573	4,370

Credit Suisse First Boston Mortgage Securities Corp.
4.981% due 07/15/2037 ~	18	16
5.213% due 12/25/2033 ~	508	463

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	544	342

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.704% due 08/15/2037 ~(k)	3,580	3,447
3.778% due 11/10/2032 ~	4,900	978
3.868% due 10/27/2036 •(k)	12,228	8,210
4.558% due 11/27/2037 ~(k)	3,738	3,532
5.912% due 07/15/2038 •(k)	6,010	5,369
6.500% due 07/25/2036	488	111
7.994% due 07/15/2032 •(k)	10,000	9,776
8.480% due 06/27/2037 ~	1,076	789
9.044% due 07/15/2032 •(k)	22,329	21,883

CTDL Trust
4.750% due 05/25/2055 ~(k)	894	786

DBGS Mortgage Trust
4.195% due 04/10/2037 ~(k)	21,777	14,438
8.662% due 10/15/2036 •(k)	6,000	4,028

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
4.392% due 09/28/2036 ~(k)	3,313	2,442

DOLP Trust
3.704% due 05/10/2041 ~(k)	15,450	9,159

DROP Mortgage Trust
7.261% due 10/15/2043 •(k)	5,806	4,923

Eleven Madison Mortgage Trust
3.555% due 09/10/2035 ~(k)	2,575	2,521

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
3.728% due 03/13/2045 •	EUR	250	$229
5.146% due 06/13/2045 •	GBP	1,792	2,161
6.196% due 06/13/2045 •		5,421	5,525
8.346% (BP0003M + 3.500%) due 06/13/2045 ~		1,525	1,457
8.846% due 06/13/2045 •		1,781	1,847

Extended Stay America Trust
8.211% due 07/15/2038 •(k)		$19,399	19,533

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Fremont Home Loan Trust
6.553% due 01/25/2034 •(k)		$1,883	1,613

GC Pastor Hipotecario FTA
3.009% due 06/21/2046 •	EUR	2,778	2,636

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		$736	687

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	10,852

GreenPoint Mortgage Funding Trust
4.993% due 10/25/2045 •		$16,072	10,276

GS Mortgage Securities Corp. Trust
7.920% due 12/15/2036 •(k)		9,240	8,685

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~(k)		3,000	2,670

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)		96,869	2,771
0.010% due 12/25/2060 ~		87	84
0.165% due 12/25/2060 ~(a)		83,999	566
3.971% due 12/25/2060 ~(k)		20,531	13,384

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 ~(a)		78,810	699
3.806% due 07/25/2059 ~(k)		6,871	4,535

GSMSC Resecuritization Trust
3.084% due 09/26/2037 ~(k)		39,163	14,930

HarborView Mortgage Loan Trust
4.961% due 12/19/2036 •(k)		2,272	2,113
5.141% due 03/19/2035 •(k)		1,427	1,266

Hilton USA Trust
2.828% due 11/05/2035		1,000	782
5.519% due 11/05/2035		3,000	161
6.155% due 11/05/2035		1,250	13

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (k)		6,687	2,516

Impac CMB Trust
4.733% due 11/25/2035 •		963	839
4.973% due 11/25/2035 •(k)		8,645	7,603

JP Morgan Alternative Loan Trust
4.844% due 12/25/2036 ~(k)		12,418	9,845
4.873% due 03/25/2037 •(k)		1,467	1,149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(k)		$1,846	$169
3.500% due 07/15/2047 ~		5,376	265
3.861% due 12/05/2038 ~		2,850	405
5.812% due 03/15/2036 •(k)		1,400	1,291
5.882% due 06/15/2049 ~(k)		14,806	3,405
6.012% due 09/15/2029 •(k)		652	615
7.261% due 12/15/2036 •(k)		4,240	67
7.695% due 02/15/2035 •(k)		20,652	20,006
8.152% due 06/15/2038 •(k)		5,000	3,129
8.177% due 11/15/2038 •(k)		12,000	11,901
8.362% due 03/15/2036 •(k)		5,000	2,009
8.695% due 02/15/2035 •(k)		7,734	7,481
8.927% due 11/15/2038 •(k)		2,756	2,705
9.362% due 03/15/2036 •		400	64
11.052% due 11/15/2038 •(k)		21,526	20,634

JP Morgan Mortgage Trust
6.100% due 06/25/2036 ~		6	4

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(k)		7,413	1,442

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		400	33,566

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~(k)		22,339	13,371

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	1,459

Mansard Mortgages PLC
8.429% due 10/15/2048 •		1,913	2,181

MASTR Adjustable Rate Mortgages Trust
5.009% due 04/25/2035 ~		$714	502

Merrill Lynch Mortgage Investors Trust
5.188% due 07/25/2029 •		290	266
5.803% due 07/25/2029 •		32	21

MFT Trust
3.477% due 02/10/2042 ~(k)		12,386	6,411

Morgan Stanley Capital Trust
3.912% due 09/09/2032 (k)		12,000	10,604
5.295% due 08/15/2033 •(k)		6,331	5,225
6.012% due 05/15/2036 •(k)		4,500	477
6.395% due 06/15/2035 •		1,200	164
6.895% due 11/15/2034 •(k)		2,500	2,412
7.845% due 11/15/2034 •(k)		21,060	20,275
9.045% due 11/15/2034 •(k)		6,258	6,010

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~(k)		8,006	5,613

Morgan Stanley Mortgage Loan Trust
6.478% due 07/25/2034 •(k)		395	392

Morgan Stanley Re-REMIC Trust
4.373% due 06/26/2046 ~(k)		8,954	7,878

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		$18	$17

Mortgage Funding PLC
8.046% due 03/13/2046 •	GBP	1,700	2,132

MRCD Mortgage Trust
2.718% due 12/15/2036 (k)		$11,000	5,977
4.250% due 12/15/2036 (k)		12,000	4,410
4.250% due 12/15/2036 ~(k)		5,500	548

MSDB Trust
3.316% due 07/11/2039 ~(k)		3,500	3,222

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(k)		5,531	3,637
4.058% due 04/10/2037 ~(k)		7,000	4,240
8.342% due 03/15/2035 •(k)		3,713	3,730
9.590% due 03/15/2035 •(k)		7,463	7,501

New Residential Mortgage Loan Trust
3.992% due 07/25/2059 ~(k)		22,875	16,191

New York Mortgage Trust
6.558% due 08/25/2061 þ(k)		4,548	4,425

Nomura Resecuritization Trust
3.889% due 10/26/2036 •(k)		7,371	6,547
3.925% due 07/26/2035 ~		239	205

RBSSP Resecuritization Trust
5.552% due 10/26/2037 •(k)		2,364	1,197

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037		119	92

Residential Asset Securitization Trust
5.750% due 03/25/2037		1,791	530

Sequoia Mortgage Trust
5.430% due 10/20/2035 •		48	42
5.460% due 07/20/2033 •		29	27
5.940% due 12/20/2032 •		128	98

SFO Commercial Mortgage Trust
7.411% due 05/15/2038 •(k)		10,000	8,891

SMRT Commercial Mortgage Trust
7.098% due 01/15/2039 •(k)		11,350	10,899
7.748% due 01/15/2039 •(k)		5,442	5,171

Soho Trust
2.697% due 08/10/2038 ~		11,810	7,843

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	547

Starwood Mortgage Trust
7.562% due 04/15/2034 •(k)		7,024	6,857
8.562% due 04/15/2034 •(k)		6,612	6,426

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 (b)(g)(k)	GBP	5,663	5,085
0.000% due 06/28/2050 (g)(k)		0	483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 06/20/2060 (b)(g)(k)	GBP	6,241	$5,538
0.000% due 06/20/2060 (g)(k)		0	2,936
8.725% due 06/20/2060 •(k)		624	719
8.726% due 06/28/2050 •(k)		270	333
9.725% due 06/20/2060 •(k)		624	731
9.726% due 06/28/2050 •(k)		479	575

Structured Adjustable Rate Mortgage Loan Trust
4.983% due 12/25/2034 •(k)		$1,853	1,396
5.103% due 10/25/2035 •(k)		4,266	4,004

Structured Asset Mortgage Investments Trust
4.873% due 09/25/2047 •(k)		1,554	1,317

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(k)		4,428	1,794

TDA Mixto Fondo de Titulizacion de Activos
2.905% due 12/28/2050 •	EUR	13,335	12,363
3.272% due 10/28/2050 •		24,756	13,447

Tudor Rose Mortgages
0.000% due 06/20/2048 (g)	GBP	1	0
0.010% due 06/20/2048 (a)		1	0
8.227% due 06/20/2048 •		8,962	8,700

Verus Securitization Trust
0.430% due 10/25/2063 ~(a)(k)		$140,560	309
5.096% due 10/25/2063 ~(a)(k)		140,560	13,407
6.000% due 10/25/2063 ~(k)		8,976	7,800
7.818% due 06/25/2069 ~		1,000	980

Waikiki Beach Hotel Trust
7.375% due 12/15/2033 •(k)		15,000	14,632

WaMu Mortgage Pass-Through Certificates Trust
5.353% due 04/25/2045 •(k)		10,850	8,839
5.458% due 07/25/2045 •(k)		5,857	4,638
5.595% due 05/25/2047 •(k)		939	1,002
5.737% due 05/25/2035 ~(k)		407	301
5.873% due 08/25/2046 •(k)		6,834	5,174

Wells Fargo Commercial Mortgage Trust
0.392% due 12/15/2039 ~(a)(k)		355,000	1,958
3.454% due 12/15/2039 ~(k)		7,935	5,403
3.860% due 09/15/2031 ~(k)		11,000	10,620
4.928% due 12/15/2039 ~(k)		11,535	10,110

Wells Fargo Mortgage-Backed Securities Trust
7.343% due 08/25/2035 ~(k)		949	743

Woolworths Holdings Ltd.
9.250% due 10/01/2027 «(j)		16,224	16,234

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(k)		16,000	1,582

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.596% due 11/10/2036 ~	$2,465	$194

Total Non-Agency Mortgage-Backed Securities (Cost $1,284,686)		1,130,173

ASSET-BACKED SECURITIES 27.6%

AUTOMOBILE ABS OTHER 0.4%

Ally Bank Auto Credit-Linked Notes Trust
6.678% due 09/15/2032	560	561
11.395% due 09/15/2032	840	842

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(g)	12	566

Exeter Automobile Receivables Trust
0.000% due 09/15/2032 «(g)(k)	21	9,573
0.000% due 12/15/2033 «(g)	17	1,407

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(g)	33	0
0.000% due 12/15/2027 «(g)	20	922
0.000% due 12/15/2028 «(g)	8	208

		14,079

CMBS OTHER 0.0%

LNR CDO Ltd.
4.739% due 02/28/2043 •	2,058	15

N-Star REL CDO Ltd.
5.087% due 02/01/2041 •	581	0

		15

HOME EQUITY OTHER 17.6%

ABFC Trust
5.503% due 03/25/2035 •(k)	6,399	5,498

Accredited Mortgage Loan Trust
4.743% due 02/25/2037 •(k)	5,235	4,357
6.000% due 10/25/2034 þ(k)	1,863	1,557

ACE Securities Corp. Home Equity Loan Trust
4.873% due 04/25/2036 •(k)	7,944	5,977
5.098% due 12/25/2035 •(k)	3,026	2,367
5.413% due 08/25/2035 •(k)	3,597	2,912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.728% due 02/25/2035 •(k)	$14,370	$10,837
7.378% due 06/25/2034 •	990	781
7.828% due 04/25/2034 •	102	84
9.703% due 04/25/2034 •	33	27

Aegis Asset-Backed Securities Trust
6.153% due 03/25/2035 •	5,100	1,127

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
7.603% due 09/25/2034 •	638	570

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.473% due 09/25/2034 •	1,188	1,169

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.213% due 02/25/2036 •	177	139
5.248% due 10/25/2035 •(k)	38,306	33,222

Bear Stearns Asset-Backed Securities Trust
4.486% due 09/25/2034 •(k)	5,016	3,877
4.552% due 08/25/2035 •(k)	5,755	5,461
5.428% due 08/25/2036 •(k)	3,921	3,441
5.755% due 12/25/2034 •	393	494
6.178% due 08/25/2034 •	13	13
6.253% due 07/25/2034 •	65	69

CDC Mortgage Capital Trust
7.003% due 06/25/2034 •(k)	659	636

CHEC Loan Trust
5.453% due 07/25/2034 •	53	51

CIT Mortgage Loan Trust
6.203% due 10/25/2037 •(k)	29,727	28,562

Citicorp Residential Mortgage Trust
4.559% due 11/25/2036 þ	5,660	4,725

Countrywide Asset-Backed Certificates Trust
4.753% due 06/25/2047 •(k)	26,400	20,835
4.828% due 06/25/2047 •(k)	27,702	23,697
5.083% due 06/25/2036 •(k)	4,253	3,834
5.113% due 06/25/2036 •(k)	2,260	2,043
5.413% due 02/25/2036 •(k)	2,390	1,968
5.713% due 01/25/2036 •(k)	3,598	3,153
5.953% due 10/25/2047 •(k)	9,916	8,054
6.328% due 10/25/2035 •(k)	12,383	10,095
6.553% due 08/25/2035 •(k)	3,519	2,764
8.953% due 08/25/2033 •	344	453

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	613

Credit-Based Asset Servicing & Securitization LLC
6.253% due 12/25/2033 •	2	2
6.283% due 12/25/2036 þ(k)	1,800	1,773
6.767% due 05/25/2035 þ(k)	1,288	966

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(k)	1,364	903

Encore Credit Receivables Trust
5.428% due 11/25/2035 •(k)	13,952	11,623

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First NLC Trust
4.532% due 05/25/2035 •	$3,588	$2,202

Fremont Home Loan Trust
4.933% due 02/25/2036 •(k)	10,585	7,064
7.453% due 05/25/2034 •	24	20

GSAMP Trust
4.873% due 05/25/2046 •(k)	27,845	22,578
4.903% due 06/25/2036 •(k)	7,435	6,024
5.113% due 12/25/2035 •(k)	7,110	5,040
5.128% due 12/25/2035 •(k)	20,235	16,910
5.233% due 09/25/2035 •(k)	4,884	4,014
5.803% due 07/25/2045 •	1,284	1,029
6.328% due 03/25/2034 •(k)	2,351	1,933
7.078% due 12/25/2034 •(k)	9,472	7,628

Home Equity Asset Trust
4.933% due 08/25/2036 •(k)	30,260	29,401

HSI Asset Securitization Corp. Trust
5.263% due 01/25/2036 •(k)	24,675	18,107

JP Morgan Mortgage Acquisition Trust
4.521% due 11/25/2036 þ	600	588
4.521% due 11/25/2036 þ(k)	1,655	1,987
4.903% due 05/25/2036 •	4,479	4,251

Long Beach Mortgage Loan Trust
5.578% due 06/25/2035 •(k)	15,031	13,319
5.603% due 09/25/2034 •	182	184
6.328% due 04/25/2035 •(k)	4,361	3,217
6.403% due 09/25/2034 •	64	67
8.953% due 10/25/2034 •	1,050	902

MASTR Asset-Backed Securities Trust
5.068% due 01/25/2036 •(k)	9,065	8,147
10.303% due 12/25/2032 •	443	318

Merrill Lynch Mortgage Investors Trust
5.323% due 05/25/2036 •(k)	4,464	3,636
6.298% due 01/25/2035 •	56	54
6.598% due 04/25/2035 •	636	563
7.378% due 01/25/2035 •	272	223

Morgan Stanley ABS Capital, Inc. Trust
4.523% due 10/25/2036 •	203	103
5.008% due 01/25/2036 •(k)	3,698	2,960
5.158% due 11/25/2035 •(k)	5,825	4,947
5.518% due 03/25/2035 •(k)	8,561	7,087
6.178% due 07/25/2034 •	44	47
6.253% due 07/25/2034 •	15	14
6.403% due 05/25/2034 •	5	7
9.703% due 07/25/2034 •	550	510
10.078% due 09/25/2033 •(k)	1,543	1,469

Morgan Stanley Home Equity Loan Trust
5.518% due 05/25/2035 •(k)	5,592	4,967

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.068% due 11/25/2035 •(k)	11,034	7,727
5.533% due 09/25/2035 •(k)	3,000	2,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
5.338% due 01/25/2036 •(k)	$4,500	$3,743

Option One Mortgage Loan Trust Asset-Backed Certificates
5.353% due 11/25/2035 •(k)	6,109	5,167

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.368% due 09/25/2035 •(k)	18,721	13,955
5.923% due 01/25/2035 •(k)	1,730	1,389
6.403% due 02/25/2035 •(k)	6,028	4,898
6.553% due 12/25/2034 •(k)	17,195	13,324

Residential Asset Mortgage Products Trust
4.993% due 03/25/2036 •(k)	15,686	12,581

Saxon Asset Securities Trust
5.253% due 09/25/2047 •(k)	21,892	16,980

SG Mortgage Securities Trust
4.813% due 02/25/2036 •(k)	4,481	2,201

Soundview Home Loan Trust
4.828% due 10/25/2036 •(k)	25,420	23,011
4.918% due 06/25/2036 •(k)	10,072	8,760
6.253% due 03/25/2030 •	18	14

Structured Asset Investment Loan Trust
4.953% due 06/25/2036 •(k)	15,000	5,590
5.203% due 10/25/2035 •(k)	19,014	15,161
5.428% due 06/25/2035 •(k)	7,982	6,966

Structured Asset Securities Corp.
5.653% due 02/25/2035 •	414	415

Structured Asset Securities Corp. Mortgage Loan Trust
4.683% due 02/25/2037 •(k)	17,326	14,332

Terwin Mortgage Trust
4.264% due 07/25/2036 þ(k)	455	294
4.993% due 07/25/2037 •(k)	11,147	10,100

Wells Fargo Home Equity Asset-Backed Securities Trust
7.003% due 11/25/2035 •	250	237

		561,603

MANUFACTURING HOUSE ABS OTHER 0.1%

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~	1,864	1,833

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~	110	109

		1,942

MANUFACTURING HOUSE SEQUENTIAL 0.2%

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~	4,066	364

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~(k)	15,419	2,995

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.850% due 12/01/2030 ~(k)		$19,044	$2,712

			6,071

WHOLE LOAN COLLATERAL 0.3%

Citigroup Mortgage Loan Trust
5.803% due 11/25/2045 •(k)		2,756	2,309
6.030% due 11/25/2034 þ(k)		4,115	3,448

GSAMP Trust
6.178% due 08/25/2034 •		518	476

PRET LLC
3.844% due 07/25/2051 þ		1,013	971

Securitized Asset-Backed Receivables LLC Trust
5.428% due 12/25/2034 •(k)		1,587	1,340
5.428% due 04/25/2035 •(k)		1,186	1,059

			9,603

OTHER ABS 9.0%

510 Loan Acquisition Trust
8.107% due 09/25/2060 þ(k)		4,459	4,450

ABSLT DE 2024 LLC
0.000% due 05/20/2033 «~		31,400	31,667

Acacia CDO Ltd.
8.850% due 11/08/2039 •(k)		27,882	6,309

ACHV ABS Trust
5.010% due 12/26/2031		456	456

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(k)		4,413	4,088

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,332

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~(k)		$29,803	1,642

Banco Bilbao Vizcaya Argentaria
3.489% due 03/22/2046 •	EUR	508	166

Belle Haven ABS CDO Ltd.
8.250% due 07/05/2046 •		$96,561	240

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	244

Cedar Funding CLO Ltd.
0.000% due 07/20/2037 ~(k)		12,000	4,601

College Avenue Student Loans LLC
0.000% due 06/25/2054 «(g)(k)		22	11,331
6.610% due 06/25/2054 «(k)		2,770	2,769
8.660% due 06/25/2054 «(k)		3,989	4,101

Consumer Loan Underlying Bond Certificate Issuer Trust
(3.062%) due 12/15/2044 ~		12	11
1.482% due 11/17/2044 ~		27	25
3.235% due 03/15/2045 ~		44	38
3.467% due 12/15/2044 ~		22	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.949% due 01/16/2045 ~		$39	$38
9.019% due 03/15/2045 ~		31	29
9.877% due 02/15/2045 ~		40	36
9.939% due 02/15/2045 ~		60	51
13.943% due 04/17/2045 ~		58	56

Coronado CDO Ltd.
6.000% due 09/04/2038 (k)		240	79
6.226% due 09/04/2038 •(k)		1,683	515

Credit-Based Asset Servicing & Securitization CBO Ltd.
5.204% due 03/13/2047 •		54,782	2,048
5.538% due 03/13/2047		31,297	2,669
8.000% due 09/06/2041 •		21,238	115
8.020% due 03/17/2040 •		51,642	620

Deutsche Mortgage & Asset Receiving Corp. Resecuritization Trust
0.000% due 12/26/2035 (g)		1,634	1,086

Eaton Vance CLO Ltd.
0.000% due 01/15/2034 ~(k)		14,000	6,773

ECAF Ltd.
3.473% due 06/15/2040 (k)		3,023	2,252

FREED ABS Trust
0.000% due 09/20/2027 «(g)		5	67

GreenSky Home Improvement Trust
8.750% due 10/27/2059		500	509

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	640

Hout Bay Corp.
4.422% due 07/05/2041 •		$13,905	2,318
4.622% due 07/05/2041 •		8,111	8
4.752% due 07/05/2041 •		3,290	0

Ischus CDO Ltd.
8.300% due 01/05/2040 •(k)		3,113	2,183

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	12,236

Knollwood CDO Ltd.
8.450% due 01/10/2039 •(k)		8,051	2,813

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (k)		5,105	4,942

Lakeside CDO Ltd.
5.998% due 01/03/2040 •(k)		14,637	3,758
5.998% due 01/04/2040 •(k)		19,584	5,028

Lendingpoint Asset Securitization Trust
5.990% due 10/15/2029		975	920

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)		2,300	209
0.000% due 04/15/2028 «(g)		2,900	295

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,434	55

Margate Funding Ltd.
8.080% due 12/04/2044 •(k)		$37,095	9,217
8.350% due 12/04/2044 ^•(d)		8,718	116

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
0.000% due 07/17/2028 «(g)	$10	$0
0.000% due 04/16/2029 «(g)	17	4
0.000% due 07/16/2029 «(g)	4	7
0.000% due 03/15/2030 «(g)	11	111

Mercury CDO Ltd.
5.637% due 12/08/2040 •(k)	5,743	5,261

MKP CBO Ltd.
8.300% due 07/12/2040 •(k)	539	540
8.500% due 07/12/2040 •(k)	44,000	11,131

National Collegiate Commutation Trust
3.748% due 06/01/2045	22,875	1,198

Orient Point CDO Ltd.
5.124% due 10/03/2045 •(k)	109,519	31,839

Pagaya AI Debt Selection Trust
0.000% due 04/15/2032 «~	700	594
5.162% due 04/15/2032 «	1,020	1,021
5.617% due 04/15/2032 «	780	781
5.823% due 04/15/2032 «	450	449
6.261% due 04/15/2032 «	470	469
10.273% due 04/15/2032 «	580	578

Palisades CDO Ltd.
5.650% due 07/22/2039 (k)	1,952	509
8.950% due 07/22/2039 •(k)	20,889	8,567

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(k)	2,490	1,492

Rockford Tower CLO Ltd.
0.000% due 01/20/2036 «~	8,300	5,915

Rockt Park CLO Ltd.
1.000% due 01/20/2032 «	8,300	48

RR 7 Ltd.
0.000% due 01/15/2120 ~(k)	5,000	2,325

Sierra Madre Funding Ltd.
4.977% due 09/07/2039 •(k)	8,832	5,582
5.237% due 09/07/2039 •(k)	16,000	4,974
5.477% due 09/07/2039 •	10,400	2,842

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(g)	15	751
0.000% due 09/18/2046 «(g)	10	2,715
0.000% due 10/15/2048 «(g)	15	4,089
0.000% due 09/15/2054 «(g)(k)	17,470	20,939
0.000% due 02/16/2055 «(g)	8	7,942

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(g)	4,400	388

Solstice ABS CBO Ltd.
9.300% due 03/15/2039 •(k)	8,662	2,627

South Coast Funding Ltd.
5.843% due 08/06/2039 •(k)	23,325	7,660
8.043% due 08/06/2039 ^•(d)	39,935	4

Start Ltd.
4.089% due 03/15/2044	1,801	1,773

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Summer Street Ltd.
4.956% due 12/06/2045 •(k)		$45,954	$10,769

Woolworths Holdings Ltd.
9.500% due 01/01/2026 «		1,995	1,999
9.500% due 08/01/2027 «(j)		6,521	6,532

			289,598

Total Asset-Backed Securities (Cost $1,141,477)			882,911

SOVEREIGN ISSUES 1.6%

Argentina Government International Bond
0.750% due 07/09/2030 þ		931	678
1.000% due 07/09/2029 (k)		949	773
4.125% due 07/09/2035 þ		1,209	777

El Salvador Government International Bond
9.250% due 04/17/2030		11,550	12,257

Ghana Government International Bond
0.000% due 07/03/2026 (g)		83	78
0.000% due 01/03/2030 (g)		152	118
5.000% due 07/03/2029 þ		629	545
5.000% due 07/03/2035 þ		905	639

Russia Government International Bond
5.100% due 03/28/2035 «		800	0
5.625% due 04/04/2042		6,200	4,247

Turkey Government International Bond
49.430% (BISTREFI) due 09/06/2028 ~	TRY	778,100	21,766
50.485% (BISTREFI) due 05/20/2026 ~		1,100	31
50.485% (BISTREFI) due 08/19/2026 ~		900	26
50.485% (BISTREFI) due 05/17/2028 ~		155,800	4,348

Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)		$246	134
0.000% due 02/01/2034 þ(h)		921	383
0.000% due 02/01/2035 þ(h)		778	462
0.000% due 02/01/2036 þ(h)		648	382
1.750% due 02/01/2034 þ		1,329	751
1.750% due 02/01/2035 þ		1,606	889
1.750% due 02/01/2036 þ		1,575	856

Venezuela Government International Bond
6.000% due 06/30/2049 ^		85	10

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 09/15/2027 ^(d)	$65	$10

Total Sovereign Issues (Cost $46,461)		50,160

	SHARES
COMMON STOCKS 4.3%

COMMUNICATION SERVICES 2.4%

Clear Channel Outdoor Holdings, Inc. (e)	725,704	994

iHeartMedia, Inc. ‘A’ (e)	171,118	339

iHeartMedia, Inc. ‘B’ «(e)	132,822	237

Oi SA (e)	22,097,247	0

Promotora de Informaciones SA ‘A’ (e)	2,330,820	727

Syniverse Holdings, Inc. «(j)	42,439,549	41,988

Windstream Units «(e)	1,366,195	33,189

		77,474

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	1	0

West Marine «(e)(j)	3,579	23

		23

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(e)(j)	233,504,654	0

FINANCIALS 1.5%

Banca Monte dei Paschi di Siena SpA	3,581,000	25,246

Corestate Capital Holding SA «(e)(j)	632,951	0

Intelsat Emergence SA «(j)	670,263	22,136

UBS Group AG	5,143	157

		47,539

HEALTH CARE 0.0%

Amsurg Equity «(e)(j)	2,562,021	0

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Clover Holdings, Inc. «(e)(j)	52,324	$1,072

Mcdermott International Ltd. (e)	57,729	7

NAC Aviation «(e)(j)	531,558	10,100

Westmoreland Mining Holdings «(e)(j)	89,637	101

Westmoreland Mining LLC «(e)(j)	90,975	318

		11,598

Total Common Stocks (Cost $130,442)		136,634

WARRANTS 0.4%

COMMUNICATION SERVICES 0.4%

Windstream Holdings II LLC - Exp. 10/25/2059 «	898,688	11,683

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	6,096	0

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	1,401	2

Total Warrants (Cost $23,480)		11,685

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

ADLER Group SA «(e)	7,118,576	0

Total Preferred Securities (Cost $0)		0

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

Uniti Group, Inc.	403,446	2,219

Total Real Estate Investment Trusts (Cost $2,554)		2,219

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

U.S. TREASURY BILLS 0.9%
4.577% due 01/16/2025 - 03/13/2025 (f)(g)(k)(n)	$27,501	$27,425

Total Short-Term Instruments (Cost $27,421)		27,425

Total Investments in Securities (Cost $4,932,466)		4,274,072

	SHARES
INVESTMENTS IN AFFILIATES 22.6%

COMMON STOCKS 6.6%

AFFILIATED INVESTMENTS 6.6%

Amsurg Equity «	2,562,021	117,384

Market Garden Dogwood LLC †«‡(j)	85,000,000	90,259

Oi SA	22,097,247	4,793

		212,436

Total Common Stocks (Cost $192,054)		212,436

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.0%

PIMCO Short-Term Floating NAV Portfolio III	52,487,348	$511,069

Total Short-Term Instruments (Cost $510,760)		511,069

Total Investments in Affiliates (Cost $702,814)		723,505

Total Investments 156.5% (Cost $5,635,280)		$4,997,577

Financial Derivative Instruments (l)(m) 0.2% (Cost or Premiums, net $63,268)		5,788

Other Assets and Liabilities, net (56.7)%		(1,810,994)

Net Assets 100.0%		$3,192,371

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†

Represents co-investment made with Company’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission. See Note 10, Related Party Transactions in the Notes to Financial Statements.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

‡	Insurance-Linked Investments.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Security becomes interest bearing at a future date.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$107,054	$117,384	3.68%
Clover Holdings, Inc.	12/09/2024	785	1,072	0.03
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	06/19/2017 - 02/23/2024	42,757	22,136	0.69
M BB Grove LLC0.000% due 04/07/2027	09/18/2024 - 11/07/2024	54,346	54,269	1.70
Market Garden Dogwood LLC	03/13/2024	85,000	90,259	2.83
NAC Aviation	06/01/2022 - 07/27/2022	12,462	10,100	0.32
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022	41,816	41,988	1.32
West Marine	09/12/2023	51	23	0.00
Westmoreland Mining Holdings	04/09/2018 - 06/30/2023	726	101	0.00
Westmoreland Mining LLC	06/30/2023	603	318	0.01
Woolworths Holdings Ltd.9.250% due 10/01/2027	10/30/2024	16,224	16,234	0.51
Woolworths Holdings Ltd.9.500% due 08/01/2027	10/30/2024	6,521	6,532	0.20

		$368,345	$360,416	11.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BNY	5.560%	10/09/2024	04/08/2025			$(55,279)	$(56,042)
	5.560	11/12/2024	05/12/2025			(3,415)	(3,443)
	5.560	12/06/2024	06/06/2025			(3,942)	(3,959)
BOS	5.370	01/03/2025	05/02/2025			(337)	(338)
	5.460	12/05/2024	01/03/2025			(1,656)	(1,663)
	5.560	01/03/2025	05/02/2025			(2,630)	(2,630)
	5.610	12/05/2024	01/03/2025			(2,630)	(2,642)
	5.660	01/03/2025	05/02/2025			(2,975)	(2,975)
	5.710	12/05/2024	01/03/2025			(2,975)	(2,988)
BPS	3.210	12/18/2024	TBD	(2)	EUR	(1,756)	(1,821)
	4.850	12/20/2024	TBD	(2)		$(4,493)	(4,501)
	5.040	11/15/2024	02/13/2025			(4,288)	(4,317)
	5.040	12/10/2024	03/10/2025			(16,369)	(16,420)
	5.060	10/09/2024	02/07/2025			(17,193)	(17,402)
	5.150	10/24/2024	01/24/2025			(13,483)	(13,618)
	5.170	10/29/2024	01/29/2025			(65)	(66)
	5.210	10/03/2024	01/06/2025			(3,776)	(3,826)
	5.210	11/18/2024	05/16/2025			(7,617)	(7,668)
	5.310	11/18/2024	05/16/2025			(3,964)	(3,991)
	5.690	11/18/2024	05/16/2025			(42,065)	(42,371)
	5.690	11/22/2024	05/16/2025			(7,484)	(7,533)
	5.710	10/24/2024	04/22/2025			(80,012)	(80,956)
	5.710	11/22/2024	04/22/2025			(28,110)	(28,296)

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.010%	11/18/2024	05/16/2025			$(17,565)	$(17,699)
BRC	2.500	12/20/2024	TBD	(2)		(3,641)	(3,644)
	4.650	12/20/2024	TBD	(2)		(1,107)	(1,109)
	4.700	12/20/2024	TBD	(2)		(473)	(474)
	4.950	12/20/2024	TBD	(2)		(7,040)	(7,052)
	5.150	12/16/2024	03/17/2025			(8,951)	(8,972)
	5.310	12/20/2024	TBD	(2)		(4,308)	(4,316)
	5.360	11/01/2024	02/03/2025			(757)	(764)
	5.450	01/02/2025	04/02/2025			(7,161)	(7,161)
	5.620	11/20/2024	02/20/2025			(515)	(519)
	5.710	12/18/2024	04/21/2025			(25,915)	(25,978)
	5.710	12/20/2024	04/21/2025			(16,137)	(16,171)
	5.720	11/26/2024	02/26/2025			(4,382)	(4,407)
	5.760	12/03/2024	04/02/2025			(1,252)	(1,258)
	5.760	12/18/2024	04/21/2025			(19,255)	(19,302)
	5.760	12/20/2024	04/21/2025			(15,546)	(15,579)
	5.770	11/01/2024	02/03/2025			(6,950)	(7,019)
	5.770	11/07/2024	02/07/2025			(7,311)	(7,377)
	5.780	10/09/2024	01/10/2025			(712)	(722)
	5.790	10/29/2024	01/29/2025			(2,150)	(2,173)
	5.800	10/02/2024	01/02/2025			(7,030)	(7,134)
	5.810	12/20/2024	04/21/2025			(112)	(112)
	5.840	09/09/2024	03/10/2025			(22,700)	(23,123)
	5.840	11/08/2024	03/10/2025			(1,012)	(1,022)
	5.870	11/07/2024	02/07/2025			(175)	(177)
	5.877	10/17/2024	01/17/2025		GBP	(10,734)	(13,607)
	5.880	10/09/2024	01/10/2025			$(4,755)	(4,821)
	5.890	09/09/2024	03/10/2025			(19,963)	(20,338)
	5.920	11/07/2024	02/07/2025			(296)	(298)
	5.940	09/09/2024	03/10/2025			(7,089)	(7,223)
	6.000	08/26/2024	02/26/2025			(6,883)	(7,031)
	6.370	11/13/2024	02/13/2025			(2,736)	(2,761)
	6.420	08/05/2024	02/05/2025			(7,466)	(7,666)
BYR	4.940	11/21/2024	02/21/2025			(2,563)	(2,579)
	4.960	10/09/2024	01/10/2025			(5,876)	(5,946)
	4.960	11/19/2024	02/19/2025			(2,526)	(2,541)
	4.980	09/09/2024	01/09/2025			(24,216)	(24,626)
CDC	5.010	12/16/2024	04/15/2025			(1,172)	(1,175)
	5.010	12/23/2024	04/22/2025			(357)	(357)
	5.030	10/23/2024	01/23/2025			(1,519)	(1,534)
	5.130	11/15/2024	01/27/2025			(2,884)	(2,904)
	5.310	12/09/2024	04/08/2025			(632)	(635)
DBL	3.431	11/15/2024	05/15/2025		EUR	(4,386)	(4,565)
	5.156	12/09/2024	02/07/2025			$(1,075)	(1,079)
	5.266	12/20/2024	03/20/2025		GBP	(3,188)	(3,998)
	5.356	12/09/2024	02/07/2025			$(3,160)	(3,171)
	5.413	12/18/2024	04/22/2025		GBP	(1,013)	(1,271)
	5.756	12/09/2024	02/07/2025			$(6,007)	(6,030)
	5.806	12/09/2024	02/07/2025			(975)	(979)
	5.856	12/09/2024	02/07/2025			(4,147)	(4,163)
	5.906	12/09/2024	02/07/2025			(13,961)	(14,016)
	5.931	12/09/2024	02/07/2025			(12,118)	(12,165)
	5.956	12/09/2024	02/07/2025			(10,723)	(10,766)
	5.981	12/09/2024	02/07/2025			(4,854)	(4,874)
	6.006	12/09/2024	02/07/2025			(52,322)	(52,532)
	6.056	12/09/2024	02/07/2025			(11,251)	(11,296)
	6.081	12/09/2024	02/07/2025			(9,725)	(9,764)
	6.086	12/09/2024	02/07/2025			(5,253)	(5,274)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.156%	12/09/2024	02/07/2025			$(7,485)	$(7,516)
	6.181	12/09/2024	02/07/2025			(1,487)	(1,493)
	6.206	12/09/2024	02/07/2025			(1,840)	(1,848)
	6.256	12/09/2024	02/07/2025			(8,457)	(8,492)
DEU	3.750	12/20/2024	TBD	(2)		(9,653)	(9,666)
	4.650	12/20/2024	TBD	(2)		(6,069)	(6,079)
	4.750	12/20/2024	TBD	(2)		(25,392)	(25,436)
	5.000	12/10/2024	03/11/2025			(22,137)	(22,207)
	5.000	12/31/2024	03/11/2025			(12,400)	(12,402)
	5.090	11/13/2024	02/13/2025			(16,507)	(16,624)
GLM	5.270	09/27/2024	06/24/2025			(6,447)	(6,539)
	5.320	09/27/2024	06/24/2025			(5,596)	(5,677)
	5.613	10/29/2024	07/29/2025			(56,546)	(57,119)
	5.813	10/29/2024	07/29/2025			(31,479)	(31,810)
IND	4.820	12/17/2024	03/17/2025			(247)	(247)
	4.910	12/17/2024	03/17/2025			(5,239)	(5,250)
	5.210	11/25/2024	02/25/2025			(2,817)	(2,833)
	5.210	12/06/2024	03/06/2025			(15,749)	(15,811)
	5.230	11/25/2024	02/25/2025			(2,636)	(2,651)
	5.270	11/22/2024	02/25/2025			(3,993)	(4,017)
JML	5.498	12/20/2024	02/20/2025		GBP	(3,587)	(4,500)
	5.648	12/20/2024	02/20/2025			(1,021)	(1,281)
	5.648	12/20/2024	03/20/2025			(883)	(1,107)
JPS	5.280	11/07/2024	02/07/2025			$(250)	(252)
	5.530	11/07/2024	02/07/2025			(1,569)	(1,582)
	5.600	10/02/2024	01/03/2025			(2,472)	(2,508)
	5.750	10/02/2024	01/03/2025			(2,541)	(2,579)
	5.830	11/07/2024	02/07/2025			(3,192)	(3,221)
	5.860	11/01/2024	02/03/2025			(10,848)	(10,957)
MBC	3.319	12/23/2024	01/08/2025		EUR	(5,035)	(5,220)
MEI	3.150	12/18/2024	01/10/2025			(3,270)	(3,391)
	3.450	12/18/2024	01/10/2025			(23,412)	(24,286)
	3.800	10/11/2024	01/13/2025			(7,752)	(8,102)
	4.500	12/20/2024	01/31/2025			$(114)	(115)
	5.260	12/18/2024	03/18/2025		GBP	(1,363)	(1,710)
	5.380	11/25/2024	03/25/2025			(845)	(1,064)
	5.900	12/20/2024	03/20/2025			(10,303)	(12,925)
	5.930	11/25/2024	03/25/2025			(4,707)	(5,930)
	6.130	11/27/2024	03/25/2025			(1,147)	(1,444)
MSB	3.584	12/09/2024	02/13/2025		EUR	(5,246)	(5,447)
	5.123	12/18/2024	03/18/2025		GBP	(1,522)	(1,909)
	5.410	12/09/2024	06/09/2025			$(3,949)	(3,964)
	5.434	12/20/2024	06/20/2025		GBP	(5,560)	(6,974)
	5.560	12/09/2024	06/09/2025			$(2,532)	(2,542)
	5.660	09/17/2024	03/17/2025			(2,110)	(2,148)
	5.660	11/01/2024	03/03/2025			(2,404)	(2,429)
	5.710	10/29/2024	04/28/2025			(7,928)	(8,014)
	5.710	12/09/2024	06/09/2025			(41,846)	(42,009)
	5.760	09/17/2024	03/17/2025			(2,083)	(2,121)
	5.785	07/19/2024	01/20/2025		GBP	(11,169)	(14,364)
	5.810	10/29/2024	04/28/2025			$(314)	(318)
	5.810	12/09/2024	06/09/2025			(10,521)	(10,563)
MZF	5.500	12/05/2024	06/06/2025			(117,699)	(118,203)
	5.700	12/05/2024	06/06/2025			(4,981)	(5,003)
NOM	4.680	12/20/2024	TBD	(2)		(619)	(620)
RCE	3.100	12/20/2024	03/20/2025		EUR	(2,374)	(2,462)
	3.836	11/05/2024	05/05/2025			(8,120)	(8,466)
RCY	5.060	12/06/2024	01/06/2025			$(6,252)	(6,275)

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
RTA	5.330%	12/10/2024	04/07/2025			$(23,491)	$(23,572)
	5.580	12/18/2024	04/17/2025			(12,999)	(13,030)
	5.630	11/01/2024	05/01/2025			(2,761)	(2,789)
	5.650	11/12/2024	05/12/2025			(2,997)	(3,022)
	5.680	11/12/2024	05/12/2025			(2,606)	(2,628)
	5.680	12/10/2024	04/07/2025			(4,020)	(4,034)
	5.690	11/12/2024	05/12/2025			(2,377)	(2,397)
	5.700	11/01/2024	05/01/2025			(1,613)	(1,630)
	5.710	11/07/2024	05/01/2025			(4,192)	(4,231)
	5.710	11/12/2024	05/12/2025			(6,154)	(6,206)
	5.730	10/08/2024	01/07/2025			(14,590)	(14,800)
	5.730	11/12/2024	05/12/2025			(10,732)	(10,824)
	5.730	12/10/2024	04/07/2025			(7,364)	(7,391)
	5.730	12/24/2024	02/07/2025			(5,941)	(5,949)
	5.780	11/01/2024	05/01/2025			(13,372)	(13,512)
	5.780	11/12/2024	05/12/2025			(1,638)	(1,652)
	5.780	12/10/2024	04/07/2025			(8,410)	(8,441)
	5.790	11/12/2024	05/12/2025			(1,082)	(1,091)
	5.810	11/12/2024	05/12/2025			(13,376)	(13,492)
	5.880	12/10/2024	04/07/2025			(2,971)	(2,982)
	5.900	11/12/2024	05/12/2025			(684)	(690)
	5.930	12/10/2024	04/07/2025			(1,902)	(1,909)
SBI	5.826	10/25/2024	04/28/2025			(743)	(751)
	5.876	10/25/2024	04/28/2025			(5,300)	(5,360)
SOG	4.940	11/18/2024	02/18/2025			(2,581)	(2,597)
	5.100	10/09/2024	01/09/2025			(1,173)	(1,187)
	5.170	10/24/2024	01/24/2025			(11,327)	(11,441)
	5.170	11/04/2024	01/24/2025			(15,261)	(15,390)
	5.170	11/12/2024	01/08/2025			(724)	(730)
	5.220	10/09/2024	01/09/2025			(7,267)	(7,356)
	5.220	11/12/2024	01/09/2025			(2,806)	(2,827)
	5.220	12/12/2024	01/09/2025			(1,435)	(1,440)
	5.610	10/18/2024	04/17/2025			(11,874)	(12,022)
	5.610	11/21/2024	05/20/2025			(7,268)	(7,317)
	5.610	12/12/2024	06/13/2025			(14,148)	(14,195)
	5.710	08/16/2024	02/14/2025			(2,913)	(2,982)
	5.710	08/22/2024	02/21/2025			(6,389)	(6,526)
	5.710	09/13/2024	03/13/2025			(4,325)	(4,405)
UBS	3.180	12/18/2024	TBD	(2)	EUR	(355)	(368)
	3.427	12/06/2024	03/06/2025			(2,351)	(2,441)
	5.170	10/02/2024	01/03/2025			$(12,212)	(12,373)
	5.200	10/08/2024	01/08/2025			(1,332)	(1,348)
	5.390	10/16/2024	04/16/2025			(6,040)	(6,111)
	5.540	12/04/2024	03/03/2025			(21,553)	(21,649)
	5.630	10/29/2024	04/29/2025			(2,146)	(2,168)
	5.640	10/16/2024	04/16/2025			(18,344)	(18,569)
	5.680	10/23/2024	01/23/2025			(3,060)	(3,094)
	5.680	11/07/2024	02/07/2025			(243)	(245)
	5.730	11/08/2024	02/07/2025			(4,922)	(4,965)
	5.760	10/02/2024	01/03/2025			(16,455)	(16,698)
	5.780	10/23/2024	01/23/2025			(29,260)	(29,593)
	5.810	10/02/2024	01/03/2025			(12,261)	(12,443)
WFS	6.320	09/27/2024	01/03/2025			(10,562)	(10,742)

Total Reverse Repurchase Agreements							$(1,710,042)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BNY	$0	$(63,444)	$0	$(63,444)	$84,950	$21,506
BOS	0	(13,236)	0	(13,236)	8,744	(4,492)
BPS	0	(250,485)	0	(250,485)	326,731	76,246
BRC	0	(229,310)	0	(229,310)	305,000	75,690
BYR	0	(35,692)	0	(35,692)	41,384	5,692
CDC	0	(6,605)	0	(6,605)	7,519	914
DBL	0	(165,292)	0	(165,292)	237,960	72,668
DEU	0	(92,414)	0	(92,414)	104,500	12,086
GLM	0	(101,145)	0	(101,145)	134,773	33,628
IND	0	(30,809)	0	(30,809)	35,964	5,155
JML	0	(6,888)	0	(6,888)	9,145	2,257
JPS	0	(21,099)	0	(21,099)	27,613	6,514
MBC	0	(5,220)	0	(5,220)	0	(5,220)
MEI	0	(58,967)	0	(58,967)	90,839	31,872
MSB	0	(102,802)	0	(102,802)	143,864	41,062
MZF	0	(123,206)	0	(123,206)	168,143	44,937
NOM	0	(620)	0	(620)	773	153
RCE	0	(10,928)	0	(10,928)	16,621	5,693
RCY	0	(6,275)	0	(6,275)	7,444	1,169
RTA	0	(146,272)	0	(146,272)	193,564	47,292
SBI	0	(6,111)	0	(6,111)	7,934	1,823
SOG	0	(90,415)	0	(90,415)	115,595	25,180
UBS	0	(132,065)	0	(132,065)	177,478	45,413
WFS	0	(10,742)	0	(10,742)	13,252	2,510

Total Borrowings and Other Financing Transactions	$0	$(1,710,042)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	0	(153,133)	(111,112)	(84,146)	(348,391)
Convertible Bonds & Notes	0	(14,800)	0	0	(14,800)
Municipal Bonds & Notes	0	0	0	(4,316)	(4,316)
U.S. Government Agencies	0	(6,275)	(2,461)	0	(8,736)
Non-Agency Mortgage-Backed Securities	0	(50,066)	(183,360)	(434,729)	(668,155)
Asset-Backed Securities	0	(66,963)	(200,884)	(377,744)	(645,591)
Sovereign Issues	0	(5,220)	0	(1,729)	(6,949)

Total Borrowings	$0	$(296,457)	$(497,817)	$(902,664)	$(1,696,938)

Payable for reverse repurchase agreements(4)					$(1,696,938)

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

(k)	Securities with an aggregate market value of $2,255,948 and cash of $7,760 have been pledged as collateral under the terms of the above master agreements as of December 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2024 was $(1,787,912) at a weighted average interest rate of 6.017%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(13,104) is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	282	$(67,439)	$109	$0	$(2)
3-Month SOFR Active Contract December Futures	03/2026	68	(16,329)	105	1	0
3-Month SOFR Active Contract June Futures	09/2025	165	(39,581)	231	2	0
3-Month SOFR Active Contract March Futures	06/2025	180	(43,121)	204	0	0
3-Month SOFR Active Contract March Futures	06/2026	64	(15,370)	94	1	0
3-Month SOFR Active Contract September Futures	12/2025	53	(12,723)	82	1	0

Total Futures Contracts				$825	$5	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	86,100	$1,462	$(2,015)	$(553)	$237	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	874	1,662	2,536	0	(26)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	437	949	0	(15)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	11,077	13,055	0	(52)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	$	64,400	7	1,883	1,890	9	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		10,300	5	490	495	2	0
Pay	1-Day USD-SOFR Compounded-OIS	4.400	Annual	09/16/2026		305,600	351	761	1,112	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	(402)	(775)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	09/15/2027		236,100	367	(3)	364	0	(72)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(150)	(130)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.100	Annual	03/21/2028		340,000	377	(647)	(270)	0	(143)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	(2,052)	(3,956)	0	(40)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.420%	Semi-Annual	08/17/2028	$	93,400	$(21)	$9,209	$9,188	$65	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	(1,255)	(633)	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/15/2029		24,000	94	(191)	(97)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(6,324)	(3,224)	0	(40)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		89,300	(1,675)	3,401	1,726	43	0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/21/2030		233,100	71	(2,223)	(2,152)	0	(107)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/16/2031		48,200	211	(730)	(519)	0	(35)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	1,655	11,870	99	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(2,212)	(1,896)	0	(62)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,250	(11)	(30)	(41)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	12,023	12,068	30	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	23,081	36,500	93	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	24,996	45,290	134	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	5,499	15,615	52	0
Pay	1-Year BRL-CDI	10.400	Maturity	01/02/2025	BRL	720,000	0	(203)	(203)	1	0
Receive	1-Year BRL-CDI	11.088	Maturity	01/02/2025		712,200	83	(134)	(51)	0	(1)
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025		2,600	0	(12)	(12)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		1,800	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		2,200	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		5,900	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		9,900	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		5,000	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		4,900	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		9,900	0	(5)	(5)	0	0
Receive	1-Year BRL-CDI	11.115	Maturity	01/04/2027		290,000	0	3,102	3,102	2	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		3,200	0	(46)	(46)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,600	0	(23)	(23)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,600	0	(22)	(22)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		800	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,600	0	(41)	(41)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		8,500	0	(89)	(89)	0	0
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		269,000	0	(2,588)	(2,588)	0	(1)
Pay(1)	3-Month EUR-EURIBOR	2.500	Annual	03/19/2030	EUR	36,900	372	142	514	96	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		4,400	81	506	587	0	(10)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	102	101	0	(2)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,523	1,767	0	(14)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	4,740	4,641	0	(37)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	4,704	6,159	0	(57)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	2,446	2,762	0	(61)
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	34	364	0	(10)

Total Swap Agreements							$63,253	$92,030	$155,283	$863	$(863)

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5	$863	$868	$0	$(2)	$(863)	$(865)

Cash of $32,899 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2024.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2025	CNH	5,370	$	738	$6	$0
	01/2025	$	1,017	CAD	1,425	0	(26)
	01/2025		165	CNY	1,185	0	(1)
	02/2025	HKD	232,850	$	29,975	0	(22)
	02/2025	TRY	1,309		35	0	0
	02/2025	$	370	TRY	15,143	43	0
	03/2025		460	MXN	9,444	0	(13)
BPS	01/2025	BRL	19,152	$	3,407	307	0
	01/2025	CNH	53,586		7,391	88	0
	01/2025	EUR	13,189		13,827	159	0
	01/2025	IDR	484,085		30	0	0
	01/2025	INR	370		4	0	0
	01/2025	$	3,093	BRL	19,152	7	0
	01/2025		8,116	CAD	11,663	1	0
	01/2025		1,353	CNH	9,877	0	(7)
	01/2025		6,731	EUR	6,459	0	(37)
	01/2025		12	INR	992	0	0
	02/2025	CNH	12,342	$	1,704	20	0
	03/2025	$	30	IDR	485,553	0	0
	03/2025		4	INR	372	0	0
	05/2025	CNH	16,909	$	2,331	16	0
	05/2029	KWD	1,047		3,600	85	0
	07/2029		154		530	13	0
BRC	01/2025	CAD	11,863		8,426	169	0
	01/2025	CHF	881		1,006	33	0
	01/2025	EUR	377,211		398,939	8,018	0
	01/2025	GBP	90,728		114,226	656	0
	01/2025	TRY	3,850		102	0	(6)
	01/2025	$	3,887	EUR	3,669	0	(85)
	01/2025		6,076	GBP	4,794	0	(75)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2025	$	5,784		TRY	219,396	$382	$0
	02/2025		15,095			570,203	395	0
	03/2025	TRY	1,177	$		31	0	0
	03/2025	$	32,707		TRY	1,259,460	409	0
BSH	01/2025		2,120		GBP	1,662	0	(39)
CBK	01/2025	CNH	708	$		97	1	0
	01/2025	GBP	646			819	10	0
	01/2025	IDR	589,572			37	0	0
	01/2025	INR	3,624			42	0	0
	01/2025	$	38		IDR	608,458	0	(1)
	01/2025		70		INR	5,912	0	(1)
	02/2025		1,750		BRL	10,115	0	(122)
	03/2025		36		IDR	591,306	0	0
	03/2025		42		INR	3,640	0	0
FAR	01/2025	BRL	19,215	$		3,103	0	(7)
	01/2025	$	3,123		BRL	19,215	0	(13)
	02/2025	BRL	19,316	$		3,123	15	0
GLM	01/2025	$	44		IDR	694,239	0	(1)
	01/2025		674		PLN	2,736	0	(12)
	02/2025		568		TRY	21,573	15	0
MYI	01/2025		32		IDR	505,760	0	(1)

Total Forward Foreign Currency Contracts							$10,848	$(469)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Eutelsat SA	5.000%	Quarterly	12/20/2025	10.025%	EUR 600	$(27)	$0	$0	$(27)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-SOFR	Annually	01/10/2025	84	0	45	45	0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(5)	United States Treasury Inflation Indexed Bonds «	0	0	Maturity	01/28/2036	CNY 101,100	$42	$(4,654)	$0	$(4,612)

Total Swap Agreements								$15	$(4,609)	$45	$(4,639)

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$49	$0	$0	$49	$(62)	$0	$0	$(62)	$(13)	$0	$(13)
BPS	696	0	45	741	(44)	0	0	(44)	697	(940)	(243)
BRC	10,062	0	0	10,062	(166)	0	0	(166)	9,896	(7,320)	2,576
BSH	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
CBK	11	0	0	11	(124)	0	0	(124)	(113)	0	(113)
FAR	15	0	0	15	(20)	0	0	(20)	(5)	0	(5)
GLM	15	0	0	15	(13)	0	0	(13)	2	0	2
GST	0	0	0	0	0	0	(27)	(27)	(27)	0	(27)
MYC	0	0	0	0	0	0	(4,612)	(4,612)	(4,612)	2,724	(1,888)
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$10,848	$0	$45	$10,893	$(469)	$0	$(4,639)	$(5,108)

(n)

Securities with an aggregate market value of $2,724 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	65

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	863	863

	$0	$0	$0	$0	$868	$868

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,848	$0	$10,848
Swap Agreements	0	0	0	0	45	45

	$0	$0	$0	$10,848	$45	$10,893

	$0	$0	$0	$10,848	$913	$11,761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	863	863

	$0	$0	$0	$0	$865	$865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$469	$0	$469
Swap Agreements	0	27	0	0	4,612	4,639

	$0	$27	$0	$469	$4,612	$5,108

	$0	$27	$0	$469	$5,477	$5,973

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,032	$1,032
Swap Agreements	0	0	0	0	17,196	17,196

	$0	$0	$0	$0	$18,228	$18,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,893	$0	$23,893
Swap Agreements	0	3,884	988	0	202	5,074

	$0	$3,884	$988	$23,893	$202	$28,967

	$0	$3,884	$988	$23,893	$18,430	$47,195

66	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(989)	$(989)
Swap Agreements	0	0	0	0	(11,362)	(11,362)

	$0	$0	$0	$0	$(12,351)	$(12,351)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,411	$0	$1,411
Swap Agreements	0	0	1,273	0	(4,609)	(3,336)

	$0	$0	$1,273	$1,411	$(4,609)	$(1,925)

	$0	$0	$1,273	$1,411	$(16,960)	$(14,276)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$4,666	$578,302	$507,160	$1,090,128
Corporate Bonds & Notes
Banking & Finance	0	167,867	0	167,867
Industrials	0	381,318	151,066	532,384
Utilities	0	105,478	0	105,478
Convertible Bonds & Notes
Banking & Finance	0	18,132	0	18,132
Industrials	0	9,919	0	9,919
Municipal Bonds & Notes
Michigan	0	11,366	0	11,366
Puerto Rico	0	7,407	0	7,407
West Virginia	0	112	0	112
U.S. Government Agencies	0	90,072	0	90,072
Non-Agency Mortgage-Backed Securities	0	1,068,062	62,111	1,130,173
Asset-Backed Securities
Automobile ABS Other	0	1,403	12,676	14,079
CMBS Other	0	15	0	15
Home Equity Other	0	561,603	0	561,603
Manufacturing House ABS Other	0	1,942	0	1,942
Manufacturing House Sequential	0	6,071	0	6,071
Whole Loan Collateral	0	9,603	0	9,603
Other ABS	0	171,591	118,007	289,598
Sovereign Issues	0	50,160	0	50,160
Common Stocks
Communication Services	2,060	0	75,414	77,474
Consumer Discretionary	0	0	23	23
Financials	25,403	0	22,136	47,539
Industrials	7	0	11,591	11,598
Warrants
Communication Services	0	0	11,683	11,683
Financials	0	0	2	2
Real Estate Investment Trusts
Real Estate	2,219	0	0	2,219

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	67

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2024
Short-Term Instruments
U.S. Treasury Bills	$0	$27,425	$0	$27,425
	$34,355	$3,267,848	$971,869	$4,274,072

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	4,793	0	207,643	212,436
Short-Term Instruments
Central Funds Used for Cash Management Purposes	511,069	0	0	511,069
	$515,862	$0	$207,643	$723,505
Total Investments	$550,217	$3,267,848	$1,179,512	$4,997,577

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	868	0	868
Over the counter	0	10,893	0	10,893
	$0	$11,761	$0	$11,761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(865)	0	(865)
Over the counter	0	(496)	(4,612)	(5,108)
	$0	$(1,361)	$(4,612)	$(5,973)
Total Financial Derivative Instruments	$0	$10,400	$(4,612)	$5,788
Totals	$550,217	$3,278,248	$1,174,900	$5,003,365

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2024:

Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2024(2)
Investments in Securities, at Value
Loan Participations and Assignments	$377,004	$220,816	$(193,837)	$1,834	$2,288	$68,932	$96,080	$(65,957)	$507,160	$(16)
Corporate Bonds & Notes
Banking & Finance	38,909	0	(38,599)	(15)	(3,365)	3,330	0	(260)	0	(1,140)
Industrials	131,109	22,363	(2,333)	(114)	0	(10,042)	10,083	0	151,066	(10,046)
Non-Agency Mortgage-Backed Securities	52,497	16,224	(184)	291	4	(5,850)	0	(871)	62,111	(5,890)
Asset-Backed Securities
Automobile ABS Other	15,914	0	0	0	0	(3,238)	0	0	12,676	(3,238)
Home Equity Other	1,569	0	(96)	1	(1)	97	0	(1,570)	0	0
Other ABS	85,396	42,896	(10,830)	64	(724)	(5,665)	6,870	0	118,007	(5,460)
Common Stocks
Communication Services(3)	61,181	2,497	0	0	0	11,736	0	0	75,414	11,736
Consumer Discretionary(4)	24,099	0	(24,653)	0	18,824	(18,247)	0	0	23	0
Energy	2,086	0	(2,248)	0	2,248	(2,086)	0	0	0	0
Financials	24,929	0	0	0	0	(2,793)	0	0	22,136	(2,793)
Industrials	10,688	785	0	0	0	118	0	0	11,591	118
Warrants
Communication Services	0	11,683	0	0	0	0	0	0	11,683	0
Financials	3	0	0	0	0	(1)	0	0	2	(1)

68	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2024

Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2024(2)
Preferred Securities
Industrials	$0	$0	$0	$0	$(4,327)	$4,327	$0	$0	$0	$0

	$825,384	$317,264	$(272,780)	$2,061	$14,947	$40,618	$113,033	$(68,658)	$971,869	$(16,730)

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	210,631	0	0	0	0	(2,988)	0	0	207,643	(2,988)

Financial Derivative Instruments - Liabilities
Over the counter	$(4,705)	$0	$0	$0	$0	$93	$0	$0	$(4,612)	$93

Totals	$1,031,310	$317,264	$(272,780)	$2,061	$14,947	$37,723	$113,033	$(68,658)	$1,174,900	$(19,625)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average%
Investments in Securities, at Value
Loan Participations and Assignments	$6,123	Comparable Companies	EBITDA Multiple	X	13.750	—
	251,630	Discounted Cash Flow	Discount Rate		5.270-25.430	11.247
	9,703	Discounted Cash Flow / Indicative Market Quotation	Discount Rate / Broker Quote		7.1174/90.000	—
	1,168	Expected Recovery	Recovery Rate		15.419	—
	20,938	Indicative Market Quotation	Broker Quote		82.000	—
	12,290	Other Valuation Techniques(5)	—		—	—
	37,596	Proxy pricing	Base Price		98.286-100.000	99.664
	19,848	Recent Transaction	Purchase Price		98.000-99.500	98.560
	147,864	Third Party Vendor	Broker Quote		99.188-116.500	109.694
Corporate Bonds & Notes
Industrials	92,990	Comparable Companies / Discounted Cash Flow	Revenue Multiple/Discount Rate	x/%	1.000/9.750	—
	37,259	Discounted Cash Flow	Discount Rate		10.783	—
	10,734	Other Valuation Techniques(5)	—		—	—
	10,083	Indicative Market Quotation	Broker Quote		61.000	—
Non-Agency Mortgage-Backed Securities	62,111	Discounted Cash Flow	Discount Rate		7.000-10.000	9.771
Asset-Backed Securities	12,676	Discounted Cash Flow	Discount rate		16.000	—
	82,449	Discounted Cash Flow	Discount Rate		6.720-30.000	11.115
	593	Other Valuation Techniques(5)	—		—	—
	3,298	Proxy pricing	Base Price		99.833-100.000	99.947
	31,667	Recent Transaction	Purchase Price		100.850	—
Common Stocks
Communication Services	33,189	Comparable Companies	EBITDA Multiple	X	4.640	—
	41,988	Discounted Cash Flow	Discount Rate		12.280	—
	237	Reference instrument	Stock Price w/Liquidity Discount		10.000	—
Consumer Discretionary	23	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue multiple	%/x	20.750/0.500	—
Financials	22,136	Comparable Companies	EBITDA Multiple	X	4.600	—
Industrials	10,519	Indicative Market Quotation	Broker Quote	$	1.130-19.000	18.359
	1,072	Other Valuation Techniques(5)	—		—	—
Warrants
Communication Services	11,683	Recent Transaction	Purchase Price	$	13.000	—
Financials	2	Option Pricing Model	Volatility		32.500	—

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2024	69

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(Unaudited)

December 31, 2024

Category and Subcategory	Ending Balance at 12/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average%
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	$117,384	Comparable Companies	EBITDA Multiple	X	13.750	—
	90,259	Sum of the Parts	Discount Rate/Mortality Assumption		15.323/2015 ANB VBT Mortality Table	—

Financial Derivative Instruments - Liabilities
Over the counter	(4,612)	Indicative Market Quotation	Broker Quote		(33.30)	—

Total	$1,174,900

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)	Sector type updated from Industrials to Consumer Discretionary since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

70	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

December 31, 2024

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4.

PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only.

PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time.

Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

In this reporting period, each Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be

SEMIANNUAL REPORT	DECEMBER 31, 2024	71

Notes to Financial Statements (Cont.)

allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Fund, as listed in the Management of the Fund section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to, ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

72	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the

SEMIANNUAL REPORT	DECEMBER 31, 2024	73

Notes to Financial Statements (Cont.)

respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly

PIMCO Flexible Credit Income Fund	Daily	Monthly

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited

74	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280, (ii) mandates the dislosure of the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss to assess segment performance and to decide how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has implemented changes in connection with the amendments and has determined that there was no material impact to each Funds’ financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective

SEMIANNUAL REPORT	DECEMBER 31, 2024	75

Notes to Financial Statements (Cont.)

for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing

76	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments,

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Notes to Financial Statements (Cont.)

including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

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gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data,

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Notes to Financial Statements (Cont.)

estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in

80	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by `backsolving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing

SEMIANNUAL REPORT	DECEMBER 31, 2024	81

Notes to Financial Statements (Cont.)

Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended December 31, 2024 (amounts in thousands†):

82	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

Investment in PIMCO Short-Term Floating NAV Portfolio III

Security Name	Market Value at 06/30/2024	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Flexible Credit Income Fund	$356,350	$1,148,734	$(994,300)	$46	$239	$511,069	$9,959	0

PIMCO Flexible Emerging Markets Income Fund	919	15,646	(15,060)	1	0	1,506	46	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2024 (amounts in thousands†, except number of shares).

PIMCO Flexible Credit Income Fund

Security Name	Market Value at 06/30/2024	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2024	Dividend Income	Shares Held at 12/31/2024

Amsurg Equity	$126,831	$0	$0	$0	($9,447)	$117,384	$0	2,562,021

Market Garden Dogwood LLC	83,800	0	0	0	6,459	90,259	0	85,000,000

Oi SA	0	0	0	0	4,793	4,793	0	22,097,247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments,

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Notes to Financial Statements (Cont.)

participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If the Funds or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Funds or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Funds or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Funds or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a

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Notes to Financial Statements (Cont.)

loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Insurance-Linked Investments include, for example, insurance-linked instruments and similar investments, such as event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans. The aforementioned instruments may include life settlement contracts and longevity and mortality investments. In a life settlement contract, a life insurance policy owner transfers his or her policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The longer the insured lives, the lower the Fund’s rate of return on the policy. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity

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loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require

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Notes to Financial Statements (Cont.)

payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

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is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

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Notes to Financial Statements (Cont.)

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

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Notes to Financial Statements (Cont.)

and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together

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with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

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Notes to Financial Statements (Cont.)

amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

Emerging Markets	X	X

Equity	X	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	X

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Insurance-Linked and Other Instruments	X	X

Interest Rate	X	X

Investments in REITS	—	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

Liquidity	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X

Loan Origination	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

New/Small Fund	X	—

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	—	X

Platform	X	X

Portfolio Turnover	X	X

SEMIANNUAL REPORT	DECEMBER 31, 2024	97

Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Potential Conflicts of Interest - Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Commercial Real Estate	—	X

Private-Issued Mortgage-Related Securities	X	X

Private Placement	X	X

Real Estate	X	X

Real Estate Joint Venture	—	X

Regulatory Changes	X	X

Regulatory — LIBOR	X	X

Reinvestment	X	X

REIT Subsidiary	—	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for

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acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they

SEMIANNUAL REPORT	DECEMBER 31, 2024	99

Notes to Financial Statements (Cont.)

allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk is the risk that investments denominated in foreign (non-U.S.) currencies or in securities that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in

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disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar instrument may result in losses to a Fund, a reduction in a Fund’s returns and/ or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk is the risk that the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

SEMIANNUAL REPORT	DECEMBER 31, 2024	101

Notes to Financial Statements (Cont.)

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global

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economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Insurance-Linked and Other Instruments Risk is the risk that a Fund could lose a portion or all of the principal it has invested in insurance-linked instruments and similar investments (which may include, for example, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans).

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investments in REITs Risk is the risk that an investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment.

Issuer Risk is the risk that the value of a security may decline for a number of reasons directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Large Shareholder Risk is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

SEMIANNUAL REPORT	DECEMBER 31, 2024	103

Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originate loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that

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actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk is the risk associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

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Notes to Financial Statements (Cont.)

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no reliable, active secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to

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shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Private Commercial Real Estate Risk is the risk that exposure to private commercial real estate comes with a variety of risks, including lease defaults, terminations by one or more tenants or landlord-tenant disputes that may reduce the revenues and net income from investments in U.S. and non-U.S. real estate investments through one or more controlled subsidiaries structured as real estate investment trusts (each a “REIT Subsidiary”), which would reduce the amount of income payable by the REIT Subsidiary to the Fund. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect a Fund’s performance.

Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative

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Notes to Financial Statements (Cont.)

instruments. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Real Estate Joint Venture Risk is the risk that in joint ventures with third parties to make investments, the investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries would generally share control with the third-party partner (for example, the REIT Subsidiary may have approval rights over some or all of the joint venture’s activities, and in limited circumstances that do not amount to primary control of the joint venture, may have the ability to require that the joint venture take specific actions), even though the REIT Subsidiary may hold a majority of the economic interests of a joint venture.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Regulatory Risk — LIBOR is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Due to benchmark reforms, publication of all LIBOR settings has ceased. Although LIBOR is no longer published, there are potential effects related to the transition away from LIBOR or the prior use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Subsidiary Risk is the risk that investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries are subject to risks associated with the direct ownership of real estate. REIT Subsidiaries may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by the REIT Subsidiaries or securing any mortgages owned by the REIT Subsidiaries (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the properties held by the REIT Subsidiaries).

Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Senior Debt Risk is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

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Notes to Financial Statements (Cont.)

Subprime Risk is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

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financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund.

Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

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Notes to Financial Statements (Cont.)

transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin. These values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for

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providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

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Notes to Financial Statements (Cont.)

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.30%	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended December 31, 2024.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets”. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2024 the Distributor retained $500 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other

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pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for

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Notes to Financial Statements (Cont.)

preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through November 3, 2025, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2025, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and

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pro rata Trustees’ fees exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO as of December 31, 2024, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$302	$9	$13	$324

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO had contractually agreed from November 4, 2023 through November 3, 2024, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and the Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2024, the Fund(s) below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$75

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

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Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

Flexible Emerging Markets Income Fund	$422	$0	$17,321	$5,194

Flexible Credit Income Fund	17,946	0	459,353	366,235

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Six Months Ended 12/31/2024 (Unaudited)		Year Ended 06/30/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,477	$12,626	655	$5,315

Issued as reinvestment of distributions

Institutional Class	132	1,129	234	1,926

Cost of shares redeemed

Institutional Class	(3)	(25)	(84)	(652)

Net increase (decrease) resulting from Fund share transactions	1,606	$13,730	805	$6,589

118	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

†	A zero balance may reflect actual amounts rounding to less than one thousand.

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2024 (Unaudited)		Year Ended 06/30/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	40,865	$291,473	63,220	$433,024

Class A-1	0	0	2	17

Class A-2	2,600	18,623	3,310	22,676

Class A-3	11,706	83,584	11,258	77,330

Class A-4	1,533	10,919	963	6,641

Issued as reinvestment of distributions

Institutional Class	6,811	48,506	11,802	80,855

Class A-1	0	0	0	0

Class A-2	590	4,203	1,031	7,057

Class A-3	2,846	20,254	4,909	33,628

Class A-4	114	813	146	989

Cost of shares redeemed

Institutional Class	(23,755)	(168,732)	(87,476)	(597,068)

Class A-1	(1,368)	(9,745)	0	0

Class A-2	(1,458)	(10,445)	(1,907)	(12,998)

Class A-3	(5,361)	(38,118)	(10,575)	(72,109)

Class A-4	(536)	(3,796)	(838)	(5,698)

Net increase (decrease) resulting from Fund share transactions	34,587	$247,539	(4,155)	$(25,656)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	58%

PIMCO Flexible Credit Income Fund	1	0	26%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under

SEMIANNUAL REPORT	DECEMBER 31, 2024	119

Notes to Financial Statements (Cont.)

the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

120	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

During the period ended December 31, 2024, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

August 7, 2024	5%	2,969	$25,089	2,969	0.07%	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO Flexible Credit Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

August 7, 2024	5%	18,406,351	$129,396,644	18,406,351	4.63%	N/A

November 7, 2024	5	13,665,145	98,525,695	13,665,145	3.10%	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and its Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of December 31, 2024 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	0.00%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.00%

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	0.02%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

SEMIANNUAL REPORT	DECEMBER 31, 2024	121

Notes to Financial Statements (Cont.)

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$2,170	$1,128

PIMCO Flexible Credit Income Fund	87,949	367,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

122	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2024

As of December 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO Flexible Emerging Markets Income Fund	$49,876	$2,299	$(3,212)	$(913)

PIMCO Flexible Credit Income Fund	5,698,548	362,616	(901,694)	(539,078)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 29, 2025, the PIMCO Flexible Emerging Markets Income Fund is jointly and primarily managed by Pramol Dhawan, Michal Bar and Brian T. Holmes.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2024	123

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	MZF	Mizuho Securities USA LLC
BYR	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RTA	RBC (Barbados) Trading Bank Corp.
DUB	Deutsche Bank AG	SBI	Citigroup Global Markets Ltd.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.	WFS	Wells Fargo Securities, LLC
JPS	J.P. Morgan Securities LLC

Currency Abbreviations:
AED	UAE Dirham	HKD	Hong Kong Dollar
AUD	Australian Dollar	IDR	Indonesian Rupiah
AZN	Azerbaijani Manat	ILS	Israeli Shekel
BRL	Brazilian Real	INR	Indian Rupee
CAD	Canadian Dollar	KRW	South Korean Won
CHF	Swiss Franc	KWD	Kuwaiti Dinar
CNH	Chinese Renminbi (Offshore)	KZT	Kazakhstani Tenge
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso
COP	Colombian Peso	NGN	Nigerian Naira
CZK	Czech Koruna	PEN	Peruvian New Sol
DOP	Dominican Peso	PKR	Pakistani Rupee
EGP	Egyptian Pound	PLN	Polish Zloty
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
GHS	Ghanaian Cedi	UZS	Uzbekistani Sum

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	IBR	Indicador Bancario de Referencia
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate
EUR001M	1 Month EUR Swap Rate	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	TSFR3M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
EUR012M	12 Month EUR Swap Rate

124	PIMCO INTERVAL FUNDS

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	KORIBOR	Korea Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CBO	Collateralized Bond Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
CMBS	Collateralized Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
JSC	Joint Stock Company

SEMIANNUAL REPORT	DECEMBER 31, 2024	125

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0586	$0.0000	$0.0000	$0.0586

August 2024	$0.0606	$0.0000	$0.0000	$0.0606

September 2024	$0.0422	$0.0000	$0.0000	$0.0422

October 2024	$0.0568	$0.0000	$0.0000	$0.0568

November 2024	$0.0638	$0.0000	$0.0000	$0.0638

December 2024	$0.0550	$0.0000	$0.0000	$0.0550

PIMCO Flexible Credit Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0558	$0.0000	$0.0000	$0.0558

August 2024	$0.0601	$0.0000	$0.0000	$0.0601

September 2024	$0.0518	$0.0000	$0.0000	$0.0518

October 2024	$0.0583	$0.0000	$0.0000	$0.0583

November 2024	$0.0580	$0.0000	$0.0000	$0.0580

December 2024	$0.0577	$0.0000	$0.0000	$0.0577

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0527	$0.0000	$0.0000	$0.0527

August 2024	$0.0568	$0.0000	$0.0000	$0.0568

September 2024	$0.0490	$0.0000	$0.0000	$0.0490

October 2024	$0.0552	$0.0000	$0.0000	$0.0552

November 2024	$0.0549	$0.0000	$0.0000	$0.0549

December 2024	$0.0546	$0.0000	$0.0000	$0.0546

126	PIMCO INTERVAL FUNDS

(Unaudited)

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0527	$0.0000	$0.0000	$0.0527

August 2024	$0.0568	$0.0000	$0.0000	$0.0568

September 2024	$0.0490	$0.0000	$0.0000	$0.0490

October 2024	$0.0552	$0.0000	$0.0000	$0.0552

November 2024	$0.0549	$0.0000	$0.0000	$0.0549

December 2024	$0.0546	$0.0000	$0.0000	$0.0546

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0515	$0.0000	$0.0000	$0.0515

August 2024	$0.0551	$0.0000	$0.0000	$0.0551

September 2024	$0.0476	$0.0000	$0.0000	$0.0476

October 2024	$0.0536	$0.0000	$0.0000	$0.0536

November 2024	$0.0533	$0.0000	$0.0000	$0.0533

December 2024	$0.0530	$0.0000	$0.0000	$0.0530

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2024	$0.0515	$0.0000	$0.0000	$0.0515

August 2024	$0.0551	$0.0000	$0.0000	$0.0551

September 2024	$0.0476	$0.0000	$0.0000	$0.0476

October 2024	$0.0536	$0.0000	$0.0000	$0.0536

November 2024	$0.0533	$0.0000	$0.0000	$0.0533

December 2024	$0.0530	$0.0000	$0.0000	$0.0530

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2024	127

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

The Funds held their special meetings of shareholders on November 18, 2024.

PIMCO Flexible Emerging Markets Income Fund — EMFLX

The Common Shareholders of EMFLX, voting as a single class, voted as indicated below with respect to the election of Libby D. Cantrill, David Flattum and Kathleen A. McCartney as Trustees of EMFLX.

	Affirmative	Withheld Authority

Election of Libby D. Cantrill†	3,114,349.03	0

Election of David Flattum†	3,114,349.03	0

Election of Kathleen A. McCartney	3,114,349.03	0

The other members of the Board of Trustees at the time of the meeting, Mses. Deborah A. DeCotis, Sarah E. Cogan and E. Grace Vandecruze and Mr. Alan Rappaport continue to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Flexible Credit Income Fund — PFLEX

The Common Shareholders of PFLEX, voting as a single class, voted as indicated below with respect to the election of Libby D. Cantrill, David Flattum and Kathleen A. McCartney as Trustees of PFLEX.

	Affirmative	Withheld Authority

Election of Libby D. Cantrill†	86,319,195.98	900,712.64

Election of David Flattum†	83,334,556.36	3,885,352.26

Election of Kathleen A. McCartney	86,341,691.75	878,216.87

The other members of the Board of Trustees at the time of the meeting, Mses. Deborah A. DeCotis, Sarah E. Cogan and E. Grace Vandecruze and Mr. Alan Rappaport continue to serve as Trustees of the Fund.

†	Interested Trustee

128	PIMCO INTERVAL FUNDS

Changes to Boards of Trustees

(Unaudited)

Effective December 1, 2024, Mr. David Fisher retired from his position as Trustee of the Funds.

Effective December 1, 2024, the Board of Trustees appointed Mr. David Flattum as a Trustee of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2024	129

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123124

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable for the most recent fiscal half-year period.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)	Not Applicable

(b)	Not Applicable

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes—Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 5, 2025

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 5, 2025